   As filed with the Securities and Exchange Commission on August 14, 2001

                                                 Securities Act File No. 33-8021
                                    Investment Company Act File No. 811-4801

     =====================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]
          PRE-EFFECTIVE AMENDMENT NO.                             [_]
          POST-EFFECTIVE AMENDMENT NO. 29                         [x]


                                     and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]

          AMENDMENT NO. 28

                       (Check appropriate box or boxes)

                            SUNAMERICA EQUITY FUNDS
              (Exact Name of Registrant as Specified in Charter)

                             The SunAmerica Center
                         733 Third Avenue - 3rd Floor
                           New York, NY  10017-3204
               (Address of Principal Executive Office)(Zip Code)

      Registrant's telephone number, including area code: (800) 858-8850

                                Robert M. Zakem
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                         733 Third Avenue - 3rd Floor
                           New York, NY  10017-3204
                   (Name and Address for Agent for Service)

                                   Copy to:
                             Margery K. Neale, Esq
                              Shearman & Sterling
                             599 Lexington Avenue
                              New York, NY  10022


          Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

          It is proposed that this filing will become effective (check appropriate box)

               [ ] immediately upon filing pursuant to paragraph (b)
               [_] on (date) pursuant to paragraph (b)
               [_] 60 days after filing pursuant to paragraph (a)(1)
               [_] on (date) pursuant to paragraph (a)(1)
               [_] 75 days after filing pursuant to paragraph (a)(2)
               [X] on November 9, 2001 pursuant to paragraph (a)(2) of
                   Rule 485.


          If appropriate, check the following box:
               [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     August 14, 2001 PROSPECTUS


               SUBJECT TO COMPLETION: DATED AUGUST 14, 2001

[LOGO OF SUNAMERICA MUTUAL FUNDS]

Information contained herein is subject to completion or amendment. A regis-tration statement relating to these securities has been filed with the Securi-ties and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effec-tive. This prospectus shall not constitute an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the secu-rities laws of any such State.



SUNAMERICA EQUITY FUNDS

         SunAmerica Blue Chip Growth Fund
      [LOGO OF SUNAMERICA]

         SunAmerica Growth Opportunities Fund
      [LOGO OF SUNAMERICA]

         SunAmerica New Century Fund
      [LOGO OF SUNAMERICA]

         SunAmerica Growth and Income Fund
      [LOGO OF SUNAMERICA]

         SunAmerica Balanced Assets Fund
      [LOGO OF SUNAMERICA]

         SunAmerica "Dogs" of Wall Street Fund
      [LOGO OF SUNAMERICA]

         SunAmerica International Equity Fund

      [LOGO OF SUNAMERICA]


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  Table of Contents
--------------------------------------------------------------------------------


                FUND HIGHLIGHTS.............................................   2

                SHAREHOLDER ACCOUNT INFORMATION.............................  18

                MORE INFORMATION ABOUT THE FUNDS............................  26

                  Fund Investment Strategies................................  26

                  Glossary..................................................  28

                    Investment Terminology..................................  28

                    Risk Terminology........................................  30

                FUND MANAGEMENT.............................................  31

                FINANCIAL HIGHLIGHTS........................................  32

                                                        [LOGO OF SUNAMERICA
                                                           MUTUAL FUNDS]

     Fund Highlights
-----------------------------------------------------------------------------
     Q&A

   Market capitalization

   represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see page 28.


   When deemed appropriate by the Adviser, a fund may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.

   The "growth" oriented philosophy to which the Blue Chip Growth, Growth Opportunities and New Century Funds subscribe and the Growth and Income Fund and Balanced Assets Fund partly subscribe--that of investing in securities believed to offer the potential for capital appreciation--focuses on securities that are considered: to have a historical record of above-average growth; to have significant growth potential; to have above-average earnings growth or value, or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.


   The "value" oriented philosophy to which the "Dogs" of Wall Street Fund subscribes and the Growth and Income Fund partly subscribes--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market.

   Conservation of principal
   is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.

   "High-quality" instruments
   have a very strong capacity to pay interest and repay principal.


   The strategy of "international" investing that the International Equity Fund follows involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.



The following questions and answers are designed to give you an overview of SunAmerica Equity Funds (the "Trust") and to provide you with information about the Trust's separate Funds and their investment goals, principal strategies and principal investment techniques. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Funds," which is on page 26, and the glossary that follows on page 28.


Q:What are the Funds' investment goals, strategies and techniques?
A:

                                           Principal
                             Investment   Investment     Principal Investment
            Fund                Goal       Strategy           Techniques
            ----            ------------ ------------- ------------------------

 Blue Chip Growth Fund      capital      growth        active trading of common
                            appreciation               stocks that demonstrate
                                                       the potential for
                                                       capital appreciation,
                                                       issued by large-cap
                                                       companies

 Growth Opportunities Fund  capital      growth        active trading of common
                            appreciation               stocks that demonstrate
                                                       the potential for
                                                       capital appreciation,
                                                       issued generally by mid-
                                                       cap companies

 New Century Fund*          capital      growth        active trading of common
                            appreciation               stocks that demonstrate
                                                       the potential for
                                                       capital appreciation,
                                                       without regard to market
                                                       capitalization

 Growth and Income Fund     capital      growth and    active trading of common
                            appreciation value         stocks, issued by
                            and                        companies of any size,
                            current                    that pay dividends,
                            income                     demonstrate the
                                                       potential for capital
                                                       appreciation and/or are
                                                       believed to be
                                                       undervalued in the
                                                       market

 Balanced Assets Fund       conservation asset         active trading partly in
                            of principal allocation    common stocks that
                            and capital  and growth    demonstrate the
                            appreciation               potential for capital
                                                       appreciation issued by
                                                       companies with market
                                                       capitalizations of over
                                                       $1.5 billion, and partly
                                                       in high-quality bonds

 "Dogs" of Wall Street Fund total return value         employs a "buy and hold"
                            (including                 strategy with thirty
                            capital                    high dividend yielding
                            appreciation               common stocks selected
                            and current                annually from the Dow
                            income)                    Jones Industrial Average
                                                       and the broader market

 International Equity       capital      international active trading of equity
 Fund                       appreciation               securities and other
                                                       securities with equity
                                                       characteristics of non-
                                                       U.S. issuers located in
                                                       at least three countries
                                                       other than the U.S. and
                                                       selected without regard
                                                       to market capitalization
                                                       at the time of purchase


         2  * Formerly named the Small Company Growth Fund

-------------------------------------------------------------------------------
  Additional Information About
  "Dogs" of Wall Street Fund Techniques
   The "Dogs" of Wall Street Fund annually selects thirty high dividend yield-ing common stocks, consisting of (1) the ten highest yielding stocks in the Dow Jones Industrial Average and (2) the twenty other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have market capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock rank-ing service on the basis of growth and stability of earnings and dividends. The annual selection of the thirty stocks that meet these criteria will take place no later than January 15, on the basis of information as of the preceding December 31st. Immediately after the "Dogs" of Wall Street Fund buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the "Dogs" of Wall Street Fund will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the "Dogs" of Wall Street Fund, the Adviser will invest the additional funds in the pre-selected stocks based on each stock's respective percentage of the fund's assets at the time.

   The "Dogs" of Wall Street Fund employs a "buy and hold strategy." This means that the stocks in the "Dogs" of Wall Street Fund's portfolio over the course of the year will not change, even if there are adverse develop-ments concerning a particular stock, an industry, the economy or the stock market generally. However, due to purchases and redemptions of Fund shares during the year and changes in the market value of the stocks held by the "Dogs" of Wall Street Fund, it is likely that the weighting of the stocks in the Fund's portfolio will fluctuate throughout the course of the year.

  Additional Information About the
  New Century Fund Techniques
   The New Century Fund will invest in companies believed to offer rapid growth opportunities and trends in "New Economy" sectors. These dynamic economic sectors rapidly develop and evolve through, or as a result of, technological advancement and innovation. Examples of the "New Economy" sectors include computer systems and software, internet, broadcasting, telecommunications, publishing, health care, specialty pharmaceuticals, biotechnology, electronics, data storage and security. The New Century Fund may also invest in companies the manager believes will experience strong growth in traditional economic sectors, such as retail services, apparel, leisure, banking, household products, and food. The relative size of the Fund's investments in "New Economy" sectors and traditional sectors will vary from time to time, and at times an above-named industry may not be represented in the Fund's holdings.

  Market Capitalization Ranges
   Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Funds' market capitaliza-tion ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.4 billion or less for the Small-Cap category; between $1.4 billion and $9.9 billion for the Mid-Cap category; and $9.9 billion or more for the Large-Cap category.

Q.What are the principal risks of investing in the Funds?

A: The following section describes the principal risks of each Fund, while the chart on page 26 describes various additional risks.


  Risks of Investing in Equity Securities

   The Blue Chip Growth, Growth Opportunities, New Century, Growth and Income, "Dogs" of Wall Street and International Equity Funds invest primarily in equity securities. In addition, the Balanced Assets Fund invests signifi-cantly in equity securities. As with any equity fund, the value of your in-vestment in any of these Funds may fluctuate

     Fund Highlights
--------------------
                     ----
                           ----------------------------------------------------

   in response to stock market movements. You should be aware that the perfor-mance of different types of equity stocks may rise or decline under varying market conditions--for example, "value" stocks may perform well under cir-cumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the mar-ket generally.

  Additional Principal Risks
   Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corpora-tion. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

  Additional Risks Specific to the Growth Opportunities Fund and the New Century Fund

   Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies. The Growth Opportunities Fund and the New Century Fund may be riskier than the Blue Chip Growth Fund. Addi-tionally, the New Century Fund and the Growth Opportunities Fund may at times significantly invest in technology companies. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of prod-ucts and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in technology companies.

  Additional Risks Specific to the Balanced Assets Fund
   As with any bond fund, the value of your investment in the Balanced Assets Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Movements in the bond market generally may affect the Balanced Assets Fund's performance.

   An issuer of securities held in the Balanced Assets Fund's portfolio may not be able to honor its financial obligations, including its obligations to the Balanced Assets Fund.

  Additional Risks Specific to the "Dogs" of Wall Street and International Equity Funds


   These Funds are organized as "non-diversified" funds. As non-diversified funds, they can invest a larger portion of assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Funds' risk is increased because the effect of each stock on its performance is greater.


  Additional Risks Specific to the "Dogs" of Wall Street Fund

   The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

  Additional Risks Specific to the International Equity Portfolio


   While investing internationally may reduce your risk by increasing the di-versification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic secu-rities.

     Fund Highlights
--------------------------------------------------------------------------------

Q:How have the Funds performed historically?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of in-vesting in the Funds by showing changes in the Funds' performance from cal-endar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.


BLUE CHIP GROWTH FUND  (Class B)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 30.21% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -17.31%
                                            (quarter ended 12/31/00).

                                            The Fund's year-to-date return
                                            through the most recent calendar
                                            quarter ended 9/30/01, was [--]%.

                                    [GRAPH]

                            1991            29.84%
                            1992             8.46%
                            1993            19.39%
                            1994            (4.76)%
                            1995            31.04%
                            1996             9.67%
                            1997            30.25%
                            1998            27.36%
                            1999            43.86%
                            2000           (15.03)%


Average Annual Total Returns
(as of the calendar year ended             Past One Past Five Past Ten     Class A          Class II
December 31, 2000)                           Year     Years    Years*  Since Inception* Since Inception*
Blue Chip Growth Fund**         Class A    -19.38%   16.72%       N/A       14.96%             N/A
                                Class B    -20.03%   17.12%    16.67%          N/A             N/A
                                Class I/1/     N/A      N/A       N/A          N/A             N/A
                                Class II   -16.96%      N/A       N/A          N/A           6.39%

S&P 500(R) Index***                         -9.11%   18.33%    17.46%       15.69%           2.40%

Russell 1000(R)
Index****                                   -7.80%   18.67%    17.67%       15.44%           3.40%


   * Inception Date - Class A: 10/08/93; Class B: 03/13/85; Class II: 02/02/99

  ** Includes sales charges.
 *** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

****The Russell 1000(R) Index Measures the performance of the 1,000 largest
 U.S. companies in the Russell 3000 Index based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion. The index does not include fees or sales charges.


   /1/The returns shown in the bar chart are for Class B shares. Class B shares were used in preparing the bar chart because Class B is the oldest class. Class I shares would have had substantially similar annual returns as those shown for Class B shares because the shares are invested in the same portfolio of securities as those of the Class I shares. The annual returns of the Class I shares would differ from those of the Class B shares only to the extent that the Classes do not have the same fees and expenses. The Class B sales charges are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. Class I shares commenced offering on November 9, 2001.

     Fund Highlights
--------------------
                     ----
                           ----------------------------------------------------


GROWTH OPPORTUNITIES FUND  (Class A)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 55.18% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -25.27%
                                            (quarter ended 12/31/00).

                                            The Fund's year-to-date return
                                            through the most recent calendar
                                            quarter ended 9/30/01, was [--]%.



                                    [GRAPH]

                                1991    42.61%
                                1992    12.45%
                                1993    10.80%
                                1994    (4.79)%
                                1995    35.05%
                                1996    12.48%
                                1997    13.68%
                                1998    23.15%
                                1999    89.03%
                                2000    (2.56)%

Average Annual Total Returns
(as of the calendar year ended                   Past One Past Five Past Ten     Class B          Class II
December 31, 2000)                                 Year     Years    Years*  Since Inception* Since Inception*
Growth Opportunities Fund**           Class A     -8.16%   22.28%    20.11%          N/A              N/A
                                      Class B     -8.24%   22.64%       N/A       18.16%              N/A
                                      Class I/1/     N/A      N/A       N/A          N/A              N/A
                                      Class II    -5.15%      N/A       N/A          N/A           29.25%

S&P 500(R) Index***                               -9.11%   18.33%    17.46%       15.63%            2.40%

Russell Mid-Cap(TM) Index****                      8.25%   16.68%    18.28%       13.60%           12.90%

Russell Mid-Cap(R) Growth Index*****             -11.75%   17.77%    18.10%       19.63%           14.50%


    * Inception Date - Class A: 01/28/87; Class B: 10/04/93; Class II: 02/02/99

   ** Includes sales charges.
  *** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index,
      a widely recognized, unmanaged index of common stock prices.
 **** The Russell Mid-Cap(TM) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.
***** The Russell Mid-Cap(R) Growth Index measures the performance of those
      Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

   /1/The returns shown in the bar chart are for Class A shares. Class A shares were used in preparing the bar chart because Class A is the oldest class. Class I shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as those of the Class I shares. The annual returns of the Class I shares would differ from those of the Class A shares only to the extent that the Classes do not have the same fees and expenses. The Class A sales charges are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. Class I shares commenced offering on November 9, 2001.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-------------------
                     ---
                           ----------------------------------------------------


NEW CENTURY FUND  (Class A)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 60.23% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -24.44%
                                            (quarter ended 12/31/00).

                                            The Fund's year-to-date return
                                            through the most recent calendar
                                            quarter ended 9/30/01, was [--]%.

                                    [GRAPH]

                                1991     54.85%
                                1992     20.12%
                                1993     13.89%
                                1994      4.73%
                                1995     50.16%
                                1996     14.92%
                                1997      3.34%
                                1998     12.71%
                                1999     84.57%
                                2000    (18.58)%

Average Annual Total Returns
(as of                                                                Class B    Class II   Class Z
the calendar year ended                  Past One Past Five Past Ten   Since      Since      Since
December 31, 2000)                         Year     Years    Years*  Inception* Inception* Inception*
New Century Fund**            Class A    -23.26%   13.65%    20.24%       N/A        N/A        N/A

                              Class B    -24.07%   14.04%       N/A    15.61%        N/A        N/A

                              Class I/1/     N/A      N/A       N/A       N/A        N/A        N/A

                              Class II   -20.97%      N/A       N/A       N/A     19.78%        N/A

                              Class Z    -18.18%      N/A       N/A       N/A        N/A     15.26%

Russell 2000(R)
Growth Index***                          -22.43%    7.14%    12.80%     8.88%      4.56%     16.45%
Nasdaq Composite Index****               -38.83%   18.83%    20.89%    17.72%     14.83%     17.46%
Russell 2000(R) Index*****                -3.03%   10.31%    15.53%     9.58%      3.75%      8.03%
Russell 3000(R) Growth
Index******                              -22.42%   17.01%    16.81%    17.28%     11.30%     16.35%


     *Inception Date: Class A: 01/28/87; Class B: 09/24/93; Class II: 02/02/98; Class Z: 10/07/96

    **Includes sales charges.
   ***The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

      ****The Nasdaq Composite Index is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

 ***** The Russell 2000(R) Index measures the performance of 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $466 million. The largest company index had an approximate market capitalization of $1.5 billion.
******The Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

   /1/The returns shown in the bar chart are for Class A shares. Class A shares were used in preparing the bar chart because Class A is the oldest class. Class I shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as those of the Class I shares. The annual returns of the Class I shares would differ from those of the Class A shares only to the extent that the Classes do not have the same fees and expenses. The Class A sales charges are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. Class I shares commenced offering on November 9, 2001.

     Fund Highlights

--------------------
                     ----
                           ----------------------------------------------------


GROWTH AND INCOME FUND  (Class B)

                                            During the 6-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 23.48% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -13.76%
                                            (quarter ended 12/31/00).


                                            The Fund's year-to-date return
                                            through the most recent calendar
                                            quarter ended 9/30/01, was [--]%.



                                    [GRAPH]

                            1995            33.94%
                            1996            26.33%
                            1997            29.39%
                            1998            22.63%
                            1999            32.48%
                            2000           (11.48)%

Average Annual Total Returns                                   Class A    Class B    Class II   Class Z
(as of the calendar year ended             Past One Past Five   Since      Since      Since      Since
December 31, 2000)                           Year     Years   Inception* Inception* Inception* Inception*
Growth and
  Income Fund**                 Class A    -15.98%   17.99%     19.17%        N/A        N/A        N/A

                                Class B    -16.48%   18.42%        N/A     19.61%        N/A        N/A
                                Class I/1/     N/A      N/A        N/A        N/A        N/A        N/A
                                Class II   -13.38%      N/A        N/A        N/A     12.00%        N/A

                                Class Z    -10.44%      N/A        N/A        N/A        N/A     10.40%
S&P 500(R) Index***                         -9.11%   18.33%     18.16%     20.42%      9.99%      6.28%


*Inception Date: Class A: 07/01/94; Class B: 07/06/94; Class II: 02/02/98;
 Class Z: 04/15/98

**Includes sales charges.
***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

   /1/The returns shown in the bar chart are for Class B shares. Class B shares were used in preparing the bar chart because Class B had the largest as-set base. Class I shares would have had substantially similar annual re-turns as those shown for Class B shares because the shares are invested in the same portfolio of securities as those of the Class I shares. The annual returns of the Class I shares would differ from those of the Class B shares only to the extent that the Classes do not have the same fees and expenses. The Class B sales charges are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. Class I shares commenced offering on November 9, 2001.

--------------------------------------------------------------------------------

BALANCED ASSETS FUND  (Class B)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 15.40% (quarter
                                            ended 12/31/98) and the lowest
                                            return for a quarter was -10.23%
                                            (quarter ended 12/31/00).

                                            The Fund's year-to-date return
                                            through the most recent calendar
                                            quarter ended 9/30/01, was [--]%.

                                    [GRAPH]

                            1991            27.48%
                            1992             5.45%
                            1993            14.17%
                            1994            (2.57)%
                            1995            26.95%
                            1996             8.30%
                            1997            23.37%
                            1998            22.59%
                            1999            20.93%
                            2000           (10.23)%


Average Annual Total Returns
(as of
the calendar year ended                  Past One Past Five Past Ten     Class A          Class II
December 31, 2000)                         Year     Years    Years*  Since Inception*  Since Inception*
Balanced Assets Fund**        Class A    -14.85%   11.57%       N/A       11.47%              N/A

                              Class B    -15.23%   11.94%    12.94%          N/A              N/A
                              Class I/1/     N/A      N/A       N/A          N/A              N/A
                              Class II   -12.16%      N/A       N/A          N/A            1.62%

S&P 500(R) Index***                       -9.11%   18.33%    17.46%       15.69%            2.40%
Lehman Brothers
 Aggregate Bond Index****                 11.63%    6.46%     7.96%        7.87%            5.06%
Lehman Brothers Intermediate
 Government Index*****                    10.47%    6.19%     7.19%        7.03%            5.36%


* Inception Date: Class A: 09/24/93; Class B: 01/29/85; Class II 02/02/99

** Includes sales charges.
*** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a
    widely recognized, unmanaged index of common stock prices.
**** The Lehman Brothers Aggregate Bond Index represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
***** The Lehman Brothers Intermediate Government Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

/1/The returns shown in the bar chart are for Class B shares. Class B shares were used in preparing the bar chart because Class B is the oldest class. Class I shares would have had substantially similar annual returns as those shown for Class B shares because the shares are invested in the same portfolio of securities as those of the Class I shares. The annual returns of the Class I shares would differ from those of the Class B shares only to the extent that the Classes do not have the same fees and expenses. The Class B sales charges are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. Class I shares commenced offering on November 9, 2001.


"DOGS" OF WALL STREET FUND   (Class A)
                                            During the 2-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 15.50% (quarter
                                            ended 6/30/99) and the lowest
                                            return for a quarter was -10.23%
                                            (quarter ended 3/31/00).

                                            The Fund's year-to-date return
                                            through the most recent calendar
                                            quarter, ended 9/30/01, was [--]%.

                                    [GRAPH]

                             1999         (7.43)%
                             2000          2.03%


Average Annual Total Returns
(as of the calendar year ended         Past One     Class A          Class B          Class II
December 31, 2000)                       Year   Since Inception* Since Inception* Since Inception*
"Dogs" of Wall Street
Fund**                        Class A   -3.84%       -4.46%              N/A              N/A

                              Class B   -3.69%          N/A           -4.10%              N/A
                              Class II  -0.79%          N/A              N/A           -3.28%

S&P 500(R) Index***                     -9.11%        6.79%            6.79%            6.79%
Russell 1000(R) Value
 Index****                               7.02%       10.76%           10.76%           10.76%
Wilshire Large Cap Value
 Index*****                              1.09%        4.46%            4.46%            4.46%

* Inception Date: Class A: 06/08/98; Class B: 06/08/98; Class II: 06/08/98
** Includes sales charges.
*** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a
    widely recognized, unmanaged index of common stock prices.
**** The Russell 1000(R) Value Index measures the performance of those Russell
     1000 companies with lower price-to-book ratios and lower forecasted growth values.
***** The Wilshire Large Cap Value Index measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

     Fund Highlights

--------------------
                     ----
                           ----------------------------------------------------

INTERNATIONAL EQUITY FUND/1/  (Class B)


                                            During the 4-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 28.03% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -16.47%
                                            (quarter ended 9/30/98).


                                            The Fund's year-to-date return
                                            through the most recent calendar
                                            quarter, ended 9/30/01, was [--]%.



                                    [GRAPH]

                            1997          (3.47)%
                            1998           9.60%
                            1999          32.67%
                            2000         (20.60)%


Average Annual Total Returns                          Class A
(as of                                              and Class B
the calendar year ended                  Past One Since Inception*     Class II
December 31, 2000)                         Year                     Since Inception*
International Equity
 Fund**                       Class A    -24.65%        1.99%              N/A

                              Class B    -24.57%        2.32%              N/A
                              Class I/2/     N/A          N/A              N/A
                              Class II   -22.18%          N/A            2.50%

MSCI EAFE Index***                       -13.95%        7.20%            8.58%
Morningstar Foreign
 Stock Category****                      -15.69%        9.51%            9.66%

    * Inception Date: Class A and B: 11/19/96; Class II: 03/06/97
   ** Includes sales charges.
  *** The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.

 **** Developed by Morningstar, the Morningstar Foreign Stock Category currently reflects a group of 302 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.


    /1/Performance information shown is that of the International Equity
      Portfolio series of SunAmerica Style Select Series, Inc., which was reorganized into the Fund on November 9, 2001 (the "International Equity Reorganization"). The Fund commenced operations upon consummation of the International Equity Reorganization. The Fund is the successor to the International Equity Portfolio of Style Select Series, Inc.


    /2/The returns shown in the bar chart are for Class B shares. Class B shares were used in preparing the bar chart because Class B had the largest asset base. Class I shares would have had substantially similar annual returns as those shown for Class B shares because the shares are invested in the same portfolio of securities as those of the Class I shares. The annual returns of the Class I shares would differ from those of the Class B shares only to the extent that the Classes do not have the same fees and expenses. The Class B sales charges are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. Class I shares commenced offering on November 9, 2001.

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     Fund Highlights
--------------------------------------------------------------------------------

Q:What are the Funds' expenses?

A:The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                           Blue Chip                   Growth Opportunities
                                        Growth Fund(/5/)                    Fund(/5/)
                                -------------------------------- --------------------------------
                                Class A Class B Class I Class II Class A Class B Class I Class II
                                ------- ------- ------- -------- ------- ------- ------- --------
Shareholder Fees
 (fees paid
 directly from your investment)
 Maximum Sales
  Charge Load                    5.75%   5.00%    None   2.00%    5.75%   5.00%    None   2.00%
 Maximum Sales
  Charge (Load)
  Imposed on
  Purchases (as
  a percentage
  of offering
  price)(/1/)                    5.75%    None    None   1.00%    5.75%    None    None   1.00%
 Maximum
  Deferred Sales
  Charge (Load)
  (as a
  percentage of
  amount
  redeemed)(/2/)                  None   5.00%    None   1.00%     None   5.00%    None   1.00%
 Maximum Sales
  Charge (Load)
  Imposed on
  Reinvested
  Dividends                       None    None    None    None     None    None    None    None
 Redemption
  Fee(/3/)                        None    None    None    None     None    None    None    None
 Exchange Fee                     None    None    None    None     None    None    None    None
Maximum Account
 Fee                              None    None    None    None     None    None    None    None
Annual Fund
 Operating
 Expenses
 (expenses that
 are deducted
 from Fund
 assets)
Management Fees                  0.75%   0.75%   0.75%   0.75%    0.75%   0.75%   0.75%   0.75%
 Distribution
  [and/or
  Service] (12b-
  1) Fees(/4/)                   0.35%   1.00%    None   1.00%    0.35%   1.00%    None   1.00%
 Other Expenses                  0.33%   0.34%    0.68   0.41%    0.33%   0.35%    0.74   0.35%
Total Annual
 Fund
 Operating
 Expenses Before
 Expense
 Reimbursement                   1.43%   2.09%   1.43%   2.16%    1.43%   2.10%   1.49%   2.10%
Expense
 Reimbursement(/6/)                --      --    0.10%     --       --      --    0.16%     --
Net Expenses                     1.43%   2.09%   1.33%   2.16%    1.43%   2.10%   1.33%   2.10%
                                                   New Century
                                                       Fund
                                --------------------------------------------------
                                Class A Class B Class I(/5/) Class II(/7/) Class Z
                                ------- ------- ------------ ------------- -------
Shareholder Fees
 (fees paid
 directly from your investment)
 Maximum Sales
  Charge Load                    5.75%   5.00%      None         2.00%      None
 Maximum Sales
  Charge (Load)
  Imposed on
  Purchases (as
  a percentage
  of offering
  price)(/1/)                    5.75%   None       None         1.00%      None
 Maximum
  Deferred Sales
  Charge (Load)
  (as a
  percentage of
  amount
  redeemed)(/2/)                 None    5.00%      None         1.00%      None
 Maximum Sales
  Charge (Load)
  Imposed on
  Reinvested
  Dividends                       None    None      None          None       None
 Redemption
  Fee(/3/)                        None    None      None          None       None
 Exchange Fee                     None    None      None          None       None
Maximum Account
 Fee                              None    None      None          None       None
Annual Fund
 Operating
 Expenses
 (expenses that
 are deducted
 from Fund
 assets)
Management Fees                  0.75%   0.75%     0.75%         0.75%      0.75%
 Distribution
  [and/or
  Service] (12b-
  1) Fees(/4/)                   0.35%   1.00%      None         1.00%      None
 Other Expenses                  0.32%   0.32%     0.57%         0.44%      1.03%
Total Annual
 Fund
 Operating
 Expenses Before
 Expense
 Reimbursement                   1.42%   2.07%     1.32%         2.19%      1.78%
Expense
 Reimbursement(/6/)                --      --        --            --       0.87%
Net Expenses                     1.42%   2.07%     1.32%         2.19%      0.91%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of pur-chase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See pages 16 and 17 for more information about the CDSCs.

(3) A $15.00 fee may be imposed on wire and overnight mail redemptions.
(4) Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



(5) "Other Expenses," "Total Annual Fund Operating Expenses Before Expense Re-imbursement" and "Expense Reimbursement" are estimated.

--------------------------------------------------------------------------------



               Growth and                             Balanced                  "Dogs" of Wall
            Income Fund(/5/)                      Assets Fund(/5/)               Street Fund
----------------------------------------- -------------------------------- ------------------------
Class A  Class B Class I Class II Class Z Class A Class B Class I Class II Class A Class B Class II
-------  ------- ------- -------- ------- ------- ------- ------- -------- ------- ------- --------
 5.75%    5.00%   None    2.00%    None    5.75%   5.00%   None    2.00%    5.75%   5.00%   2.00%
 5.75%    None    None    1.00%    None    5.75%   None    None    1.00%    5.75%   None    1.00%
 None     5.00%   None    1.00%    None    None    5.00%   None    1.00%    None    5.00%   1.00%
 None     None    None     None    None    None    None    None     None    None    None     None
 None     None    None     None    None    None    None    None     None    None    None     None
 None     None    None     None    None    None    None    None     None    None    None     None
 None     None    None     None    None    None    None    None     None    None    None     None
 0.73%    0.73%   0.73%   0.73%    0.73%   0.73%   0.73%   0.73%   0.73%    0.35%   0.35%   0.35%
 0.35%    1.00%   None    1.00%    None    0.35%   1.00%   None    1.00%    0.35%   1.00%   1.00%
 0.34%    0.32%   0.68    0.34%    6.90%   0.35%   0.33%   0.77    0.38%    0.59%   0.55%   0.52%
 1.42%    2.05%   1.41%   2.07%    7.63%   1.43%   2.06%   1.50%   2.11%    1.29%   1.90%   1.87%
  --       --     0.09%    --      6.70%    --      --     0.17%    --      0.34%   0.30%   0.27%
 1.42%    2.05%   1.32%   2.07%    0.93%   1.43%   2.06%   1.33%   2.11%    0.95%   1.60%   1.60%

               InternationalGEquityrowth and
            Income FFund(/5/)und(/5/)
-----------------------------------------
Class A  Class A Class B Class I Class II
-------- ------- ------- ------- --------
 5.75%    5.75%   5.00%   None    2.00%
 5.75%    5.75%   None    None    1.00%
 None     None    5.00%   None    1.00%
 None     None    None    None     None
 None     None    None    None     None
 None     None    None    None     None
 None     None    None    None     None
 0.73%    1.00%   1.00%   1.00%   1.00%
 0.35%    0.35%   1.00%   None    1.00%
 0.34%    0.58%   0.58%   0.89    0.59%
 1.42%    1.93%   2.58%   1.89%   2.59%
  --      0.03%   0.03%   0.09%   0.04%
 1.42%    1.90%   2.55%   1.80%   2.55%


(6) The Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reim-burse expenses should the Total Annual Fund Operating Expenses Before Ex-pense Reimbursement be higher than the net expense ratio. SunAmerica may not increase such ratios, which is contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reim-bursements will continue indefinitely, subject to termination by the Trust-ees, including a majority of the Independent Trustees.


(7) SunAmerica is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio for Class II shares of the New Century Fund does not exceed 2.14%.

     Fund Highlights
--------------------
                     ----
                           ----------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods in-dicated and then redeem all of your shares at the end of those periods. The Ex-ample also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                                 1 Year 3 Years 5 Years 10 Years
Blue Chip Growth Fund
 (Class A shares)...............................  $712  $1,001  $1,312   $2,190
 (Class B shares)*..............................   712     955   1,324    2,252
 (Class I shares)...............................   135     421     729    1,601
 (Class II shares)..............................   417     769   1,248    2,568
Growth Opportunities Fund
 (Class A shares)...............................  $712  $1,001  $1,312   $2,190
 (Class B shares)*..............................   713     958   1,329    2,260
 (Class I shares)...............................   135     421     729    1,601
 (Class II shares)..............................   411     751   1,218    2,507
New Century Fund
 (Class A shares)...............................  $711    $999  $1,307   $2,179
 (Class B shares)*..............................   710     949   1,314    2,234
 (Class I shares)...............................   134     418     723    1,590
 (Class II shares)**............................   420     778   1,263    2,598
 (Class Z shares)...............................   192     387     599    1,208
Growth and Income Fund
 (Class A shares)...............................  $711    $999  $1,307   $2,179
 (Class B shares)*..............................   708     943   1,303    2,218
 (Class I shares)...............................   134     418     723    1,590
 (Class II shares)..............................   408     742   1,202    2,476
 (Class Z shares)...............................   194     393     610    1,232
Balanced Assets Fund
 (Class A shares)...............................  $712  $1,001  $1,312   $2,190
 (Class B shares)*..............................   709     946   1,308    2,228
 (Class I shares)...............................   135     421     729    1,601
 (Class II shares)..............................   412     754   1,223    2,517
"Dogs" of Wall Street Fund
 (Class A shares)...............................  $666    $860  $1,070   $1,674
 (Class B shares)*..............................   663     805   1,071    1,726
 (Class II shares)..............................   361     600     962    1,981
International Equity Fund
 (Class A shares)...............................  $757  $1,138  $1,542   $2,669
 (Class B shares)*..............................   758   1,094   1,555    2,727
 (Class I shares)...............................   183     566     975    2,116
 (Class II shares)..............................   456     886   1,442    2,956

--------------------------------------------------------------------------------


If you did not redeem your shares:
                                                 1 Year 3 Years 5 Years 10 Years
Blue Chip Growth Fund
 (Class A shares)...............................  $712  $1,001  $1,312   $2,190
 (Class B shares)*..............................   212     655   1,124    2,252
 (Class I shares)...............................   135     421     729    1,601
 (Class II shares)..............................   317     769   1,248    2,568
Growth Opportunities Fund
 (Class A shares)...............................  $712  $1,001  $1,312   $2,190
 (Class B shares)*..............................   213     658   1,129    2,260
 (Class I shares)...............................   135     421     729    1,601
 (Class II shares)..............................   311     751   1,218    2,507
New Century Fund
 (Class A shares)...............................  $711    $999  $1,307   $2,179
 (Class B shares)*..............................   210     649   1,114    2,234
 (Class I shares)...............................   134     418     723    1,590
 (Class II shares)**............................   320     778   1,263    2,598
 (Class Z shares)...............................   192     387     599    1,208
Growth and Income Fund
 (Class A shares)...............................  $711    $999  $1,307   $2,179
 (Class B shares)*..............................   208     643   1,103    2,218
 (Class I shares)...............................   134     418     723    1,590
 (Class II shares)..............................   308     742   1,202    2,476
 (Class Z shares)...............................   194     393     610    1,232
Balanced Assets Fund
 (Class A shares)...............................  $712  $1,001  $1,312   $2,190
 (Class B shares)*..............................   209     646   1,108    2,228
 (Class I shares)...............................   135     421     729    1,601
 (Class II shares)..............................   312     754   1,223    2,517
"Dogs" of Wall Street Fund
 (Class A shares)...............................   666     860   1,070    1,674
 (Class B shares)*..............................   163     505     871    1,726
 (Class II shares)..............................   261     600     962    1,981
International Equity Fund
 (Class A shares)...............................  $757  $1,138  $1,542   $2,669
 (Class B shares)*..............................   258     794   1,355    2,727
 (Class I shares)...............................   183     566     975    2,116
 (Class II shares)..............................   356     886   1,442    2,956

------

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account In-formation" on page 16. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.


** SunAmerica is voluntarily waiving fees and/or reimbursing expenses for this Class. This fee waiver and/or expense reimbursement is not reflected in the Example above. The following are your costs after these fee waivers and/or expense reimbursements:



   If you redeemed your investment:
                                                                   5
                                                  1 Year 3 Years Years  10 Years
    New Century Fund, Class II:..................  $415   $763   $1,238  $2,548


   If you did not redeem your shares:
                                                                   5
                                                  1 Year 3 Years Years  10 Years
    New Century Fund, Class II:..................  $315   $763   $1,238  $2,548

     Shareholder Account Information
--------------------------------------------------------------------------------
      SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this prospectus includ-ing: Class A, Class B, Class I, Class II and Class Z shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.

  Class A      Class B           Class I            Class II         Class Z

 Front-end    No front-         Offered            Front-end        Offered
 sales        end sales         exclusively        sales            exclusively
 charges,     charge;           to                 charge,          to
 as           all your          participants       as               participants
 described    money             in certain         described        in
 below.       goes to           employee           below.           certain
 There are    work for          retirement         Higher           employee
 several      you right         plans;             annual           benefit
 ways to      away.             through            expenses         plans
 reduce                         certain            than             (the
 these        Higher            "wrap              Class A          "Plans").
 charges,     annual            accounts;"         shares.
 also         expenses          through                             No sales
 described    than              certain            Deferred         charges.
 below.       Class A           trust              sales
              shares.           institutions       charge on        Lower
 Lower                          and bank           shares           annual
 annual                         trust              you sell         expenses
 expenses     Deferred          departments;       within           than
 than         sales             and to             eighteen         Class A,
 Class B      charge on         certain            months of        B, I or
 or Class     shares            charitable         purchase,        II
 II           you sell          organizations.     as               Shares.
 shares.      within                               described
              six years         Also               below.
              of                offered to         No
              purchase,         the                conversion
              as                SunAmerica         to Class
              described         Aggressive,        A.
              below.            Moderate
                                and
              Automatic         Conservative
              conversion        Growth
              to Class          LifeStage
              A shares          Funds,
              approximately     which are
              eight             funds-of-
              years             funds.
              after
              purchase.         No sales
                                charges.

                                Lower
                                annual
                                expenses
                                than Class
                                A, B, or
                                II Shares.


CALCULATION OF SALES CHARGES
Class A. Sales Charges are as follows:

                                                                   Concession to
                                                   Sales Charge       Dealers
                                                 -------------------------------
                                                   % of   % of Net     % of
                                                 Offering  Amount    Offering
Your Investment                                   Price   Invested     Price
                                                 -------------------------------
Less than $50,000...............................  5.75%    6.10%       5.00%
$50,000 but less than $100,000..................  4.75%    4.99%       4.00%
$100,000 but less than $250,000.................  3.75%    3.90%       3.00%
$250,000 but less than $500,000.................  3.00%    3.09%       2.25%
$500,000 but less than $1,000,000...............  2.10%    2.15%       1.35%
$1,000,000 or more..............................   None     None       1.00%

Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

                                                          CDSC on shares being
    Years after purchase                                  sold
    1st year                                              5.00%
    2nd year                                              4.00%
    3rd or 4th year                                       3.00%
    5th year                                              2.00%
    6th year                                              1.00%
    7th year and thereafter                               None

If you purchased Class B shares of a Fund prior to December 6, 2000, the CDSC schedule applicable at that time will continue to apply rather than the CDSC schedule shown above.

Class II. Sales Charges are as follows:

                                                                                   Concession to
                    Sales Charge                                                      Dealers
         ---------------------------------------------------------------------------------------
           % of                       % of Net                                         % of
         Offering                      Amount                                        Offering
          Price                       Invested                                         Price
         ---------------------------------------------------------------------------------------
         1.00%                         1.01%                                           1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.


Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

--------------------------------------------------------------------------------

If you acquired your Class B or Class II shares in connection with the reorga-nization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply (even if you exchange your shares for shares of another fund distributed by SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase sub-sequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.


For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS
Waivers for Certain Investors. Various individuals and institutions may pur-chase Class A shares without front-end sales charges, including:

   financial planners, institutions, broker-dealer representatives or regis-tered investment advisers utilizing Fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)


   participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information


   Fund Trustees and other individuals, and their families, who are affiliated with the Funds or any SunAmerica Mutual Funds Fund distributed by SunAmerica Capital Services, Inc.


   selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for Class B or Class II shares in the follow-ing cases:

   within one year of the shareholder's death or becoming disabled taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made


   Fund Trustees and other individuals, and their families, who are affiliated with any Fund or any Fund distributed by SunAmerica Capital Services, Inc.


   to make payments through the Systematic Withdrawal Plan (subject to certain conditions)


We will generally waive the front-end sales charge for Class II shares pur-chased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.


Reducing your Class A sales charges. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Com-bined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Addi-tional Information.
To utilize: if you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.

Reinstatement privilege. If you sell shares of a Fund, within one year after the sale you may invest some or all of the proceeds of the sale in the same share class of the same Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).


DISTRIBUTION AND SERVICE FEES


Each class of shares (other than Class I and Class Z) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to the SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                                 Account Maintenance and
       Class              Distribution Fee                             Service Fee
        A                      0.10%                                      0.25%
        B                      0.75%                                      0.25%
        II                     0.75%                                      0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of aver-age daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

     Shareholder Account Information

--------------------------------------------------------------------------------

OPENING AN ACCOUNT (Classes A, B and II)

1. Read this prospectus carefully.
2. Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

   non-retirement account: $500


   retirement account: $250


   dollar cost averaging: $500 to open; you must invest at least $25 a month

  The minimum subsequent investments for the Funds are as follows:

   non-retirement account: $100


   retirement account: $25


3. Complete the appropriate parts of the Account Application, carefully follow-ing the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, ex-tension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on page 20. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     Shareholder Account Information
--------------------------------------------------------------------------------

BUYING SHARES (Classes A, B and II)


Opening an account                Adding to an account

By check
 ................................................................................

   Make out a check for the           Make out a check for the
   investment amount, payable         investment amount payable
   to the specific Fund or            to the specific Fund or
   SunAmerica Funds. An               SunAmerica Funds. Shares
   account cannot be opened           cannot be purchased with a
   with a SunAmerica Money            SunAmerica Money Market
   Market Fund or SunAmerica          Fund or SunAmerica
   Municipal Money Market             Municipal Money Market
   Fund check.                        Fund check.

                                      Include the stub from your
   Deliver the check and your         Fund statement or a note
   completed Account                  specifying the Fund name,
   Application (and                   your share class, your
   Supplemental Account               account number and the
   Application, if                    name(s) in which the
   applicable) to your broker         account is registered.
   or financial advisor, or
   mail them to:
                                      Indicate the Fund and
    SunAmerica Fund Services, Inc.    account number in the memo
    Mutual Fund Operations, 3rd Floor section of your check.
    The SunAmerica Center             Deliver the check and your
    733 Third Avenue                  note to your broker or
                                      financial advisor, or mail
                                      them to
    New York, New York 10017-3204
                                       Non-Retirement Accounts:
   All purchases must be in            SunAmerica Fund Services,
   U.S. dollars. Cash will             Inc.
   not be accepted. A $25.00           c/o NFDS
   fee will be charged for             P.O. Box 219373
   all checks returned due to          Kansas City, Missouri
   insufficient funds.                 64121-9373

                                       Retirement Accounts:
                                       SunAmerica Fund Services,
                                       Inc.
                                       Mutual Fund Operations, 3rd
                                       Floor
                                       The SunAmerica Center
                                       733 Third Avenue
                                       New York, New York 10017-
                                       3204

By wire
 ................................................................................

   Deliver your completed             Instruct your bank to wire
   application to your broker         the amount of your invest-
   or financial advisor or            ment to:
   fax it to SunAmerica Fund
   Services, Inc. at 212-551-          State Street Bank & Trust
   5585.                               Company
                                       Boston, MA
   Obtain your account number          ABA #0110-00028
   by referring to your                DDA # 99029712
   statement or by calling
   your broker or financial       Specify the Fund name, your
   advisor or                     share class, your Fund num-
   Shareholder/Dealer Serv-       ber, account number and the
   ices at 1-800-858-8850,        name(s) in which the account
   ext. 5125.                     is registered. Your bank may
                                  charge a fee to wire funds.
   Instruct your bank to wire
   the amount of your invest-
   ment to:

    State Street Bank & Trust
    Company
    Boston, MA
    ABA #0110-00028
    DDA # 99029712

Specify the Fund name, your
choice of share class, your
new Fund number and account
number and the name(s) in
which the account is regis-
tered. Your bank may charge a
fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional In-vestor Services."

--------------------------------------------------------------------------------

SELLING SHARES (Classes A, B and II)


How                               Requirements

Through Your Broker or Financial Advisor
 ................................................................................

   Accounts of any type.              Call your broker or
   Sales of any amount.               financial advisor to place
                                      your order to sell shares.

By mail
 ................................................................................

   Accounts of any type.              Write a letter of
   Include all signatures and         instruction indicating the
   any additional documents           Fund name, your share
   that may be required (see          class, your account
   next page).                        number, the name(s) in
                                      which the account is
   Mail the materials to:             registered and the dollar
                                      value or number of shares
                                      you wish to sell.

   SunAmerica Fund Services,          Sales of $100,000 or more
   Inc.                               require the letter of
   Mutual Fund Operations, 3rd        instruction to have a
   Floor                              signature guarantee.
                                      A check will normally be
                                      mailed on the next
   The SunAmerica Center              business day to the
   733 Third Avenue                   name(s) and address in
   New York, New York 10017-          which the account is
   3204                               registered, or otherwise
                                      according to your letter
                                      of instruction.

By phone
 ................................................................................

   Most accounts.                     Call Shareholder/Dealer
   Sales of less than                 Services at 1-800-858-
   $100,000.                          8850, extension 5125
                                      between 8:30 a.m. and 7:00
                                      p.m. (Eastern time) on
                                      most business days. State
                                      the Fund name, the name of
                                      the person requesting the
                                      redemption, your share
                                      class, your account
                                      number, the name(s) in
                                      which the account is
                                      registered and the dollar
                                      value or number of shares
                                      you wish to sell.
                                      A check will be mailed to
                                      the name(s) and address in
                                      which the account is reg-
                                      istered, or to a different
                                      address indicated in a
                                      written authorization pre-
                                      viously provided to the
                                      Fund by the shareholder(s)
                                      on the account.
By wire
 ................................................................................

   Request by mail to sell            Proceeds will normally be
   any amount (accounts of            wired on the next business
   any type).                         day. A $15 fee will be
                                      deducted from your
   Request by phone to sell           account.
   less than $100,000.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

     Shareholder Account Information

--------------------------------------------------------------------------------

Selling shares in writing (Classes A, B and II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, execu-tors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signa-ture guarantee if:


   your address of record has changed within the past 30 days you are selling shares worth $100,000 or more

   you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

   a broker or securities dealer

   a federal savings, cooperative or other type of bank

   a savings and loan or other thrift institution

   a credit union

   a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)


Class I shares of each Fund are available to you through your employer plan. Class I shares are available to any qualifying employer plan once the plan es-tablishes a minimum account balance of $1 million with the Fund. A plan's ac-count balance is equal at any time to the aggregate of all amounts contributed by the plan to the Fund, less the amount of all redemptions by such plan from the Fund. SunAmerica Capital Services, Inc. may waive the minimum account bal-ance requirement if it reasonably anticipates that the size of the plan and/or the anticipated amount of contributions will present economies of scale. As a participant in an employer retirement plan, you do not purchase Class I shares of the Funds directly. Rather, Class I shares of a Fund are purchased for you when you elect to allocate your retirement contributions to a Fund that is available as an investment option in your retirement or savings plan. You may be permitted to elect different investment options, alter the amounts contrib-uted to your plan, or change how contributions are allocated among your invest-ment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details. Investments by in-dividual participants in employer retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting instructions for all orders for the purchase, redemption and exchange of Fund shares. The avail-ability of an investment by a plan participant in the Funds, and the procedures for investing depend upon the provisions of the plan and whether the plan spon-sor or administrator has contracted with the Trust or designated agent for spe-cial processing services.


For more information on how to participate in the Funds through an employee re-tirement plan, please refer to your plan materials or contact your employee benefits office.


Class I shares are also available for purchase by or through:


1. Certain broker-dealers, registered investment advisers and other financial institutions that have entered into an agreement with SunAmerica Capital Serv-ices, Inc. which includes a requirement that such shares be sold for the bene-fit of clients participating in a "wrap account" or a similar managed account program under which clients: (i) pay an asset-based fee; and (ii) will have at least $1 million invested in Class I shares.




2. Trust institutions and bank trust departments that: (i) charge an asset-based fee; and (ii) will have at least $1 million invested in Class I shares.


3. A charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $1 million or more.


Class I shares are also available for purchase by the SunAmerica Aggressive, Moderate and Conservative Growth LifeStage Funds.


SunAmerica Capital Services, Inc. may waive the minimum investment requirement in certain instances due to sales efficiencies and competitive considerations.


An employer retirement plan may allow you to exchange all or part of your ex-isting plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Ex-changes will be accepted by the Fund only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed. The Fund re-serves the right to refuse any exchange purchase request.


If you have purchased Class I shares as part of an employee retirement plan, contact your plan administrater or employee benefit office to sell shares. Please refer to your plan materials for distribution information, as retirement plans have different restrictions and requirements. if you are under 59 1/2, tax penalties may apply. The employer, plan sponsor, or administrater is re-sponsible for transmitting redemption orders to the Funds.

--------------------------------------------------------------------------------

If you have purchased Class I shares through a charitable organization or fi-nancial intermediary, such as a broker-dealer, registered investment adviser, or other financial institution, contact the organization or intermediary to give redemption instructions. The organization or intermediary is responsible for transmitting redemption orders to the Funds.


OPENING AN ACCOUNT (CLASS Z)


Class Z shares of the Funds are offered exclusively for sale to participants in the Plans. Such shares may be purchased or redeemed only by the Plans on behalf of individual Plan participants at net asset value without any sales or redemp-tion charge. Class Z shares are not subject to any minimum investment require-ments. The Plans purchase and redeem shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Z shares.


Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plans should be directed to your Plan's administrator.


TRANSACTION POLICIES (ALL PORTFOLIOS AND CLASSES)


Valuation of shares. The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures ap-proved by the Trustees.

Buy and sell prices. When you buy Class A, B or II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B or II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I or Z shares, you pay the NAV. When you sell Class I or Z shares, you receive NAV.


Execution of requests. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before a Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's clos-ing price. If the Fund or SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any or-der to buy shares.


During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign ex-changes that trade on weekends or other days when the Fund does not price its shares. As a result, the value of a Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribu-tion in kind of securities from the Fund in lieu of cash. However, each Fund except International Equity Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.


At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum in-vestment requirements. A Systematic Exchange Program is described under "Addi-tional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to De-cember 6, 2000 for another fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

     Shareholder Account Information

--------------------------------------------------------------------------------


To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its share-holders. A Fund may also refuse any exchange order without notice. Certificated shares. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 for further information. You may sell or ex-change certificated shares only by returning the certificates to the Funds, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.
Multi-party checks. The Fund may agree to accept a "multi-party check" in pay-ment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addi-tion, the Fund is not responsible for verifying the authenticity of any en-dorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B and II)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an exist-ing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.
Dollar Cost Averaging lets you make regular investments from your bank account to the Fund or any other fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.
Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:
   Make sure you have at least $5,000 worth of shares in your account.
   Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).
   Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same pay-ment schedule. Each withdrawal must be at least $50.
   Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
   Make sure your dividends and capital gains are being reinvested.
You cannot elect the systematic withdrawal plan if you have requested certifi-cates for your shares.
Systematic Exchange Program may be used to exchange shares of a Fund periodi-cally for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. To use:

   Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

   Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

   Specify the amount(s). Each exchange must be worth at least $50.

   Accounts must be registered identically; otherwise a signature guarantee will be required.

Asset Protection Plan (optional) Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Funds. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are re-deemed prior to death, coverage with respect to these shares will terminate. Purchasers of the Asset Protection Plan are required to authorize periodic re-demptions of Fund shares to pay the premiums for this coverage. These redemp-tions will not be subject to CDSCs but will have the same tax consequences as any other Fund redemptions.
The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.
Anchor National is a SunAmerica company.
Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.

--------------------------------------------------------------------------------


Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Serv-ices, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES


Account statements. In general, you will receive account statements as follows:

   after every transaction that affects your account balance (except a divi-dend reinvestment or automatic purchase from or automatic redemption to your bank account)

   after any changes of name or address of the registered owner(s)

   in all other circumstances, annually

Every year you should also receive, if applicable, an IRS Form 1099 tax infor-mation statement, mailed by January 31.


Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Growth and Income Fund and Balanced Assets Fund, and annually by the other Funds. Capital gains distributions, if any, are paid at least annually by the Funds.

Dividend Reinvestments. Your dividends and distributions, if any, will be auto-matically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be rein-vested in any fund distributed by SunAmerica Capital Services, Inc. or paid in cash (if more than $10). You will need to complete the relevant part of the Ac-count Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment op-tions. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class II shares of the same Fund shares as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class I and Class II shares of the same Fund shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.


Taxability of dividends. As long as each Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders. Con-sequently, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January, which were declared in a previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain divi-dends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax lia-bility with your tax professional. As qualified plans, the employee retirement plans that invest in Class I or Z generally pay no federal income tax. Individ-ual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with partici-pating in the plans.


"Buying into a Dividend." You should note that if you purchase shares just be-fore a distribution, you will be taxed for that distribution like other share-holders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is consid-ered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will gener-ally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.


By law, each Fund must withhold 30.5% through the year 2001, 30% in the year 2002 and 2003, 29% in the year 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.


This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax con-sequences of an investment in a Fund under all applicable laws.


Small accounts (other than Class I or Class Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your ac-count will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

     More Information About the Funds
--------------------------------------------------------------------------------


    FUND INVESTMENT
      STRATEGIES

     Each Fund has
     its own
     investment
     goal and a
     strategy for
     pursuing it.
     The chart
     summarizes
     information
     about each
     Fund's
     investment
     approach.
     Following
     this chart is
     a glossary
     that further
     describes the
     investment
     and risk
     terminology
     that we use.
     Please review
     the glossary
     in
     conjunction
     with this
     chart.


                                    Blue Chip                   Growth
                                     Growth                 Opportunities
What is the Fund's           Capital appreciation       Capital appreciation
 investment goal?
--------------------------------------------------------------------------------------
What principal investment    growth                     growth
strategy does the Fund use
to implement its investment
goal?
--------------------------------------------------------------------------------------
What are the Fund's          . active trading of        . active trading of stocks
principal investment           stocks of large-cap        of mid-cap companies that
techniques?                    companies that offer       offer the potential for
                               the potential for          capital appreciation
                               capital appreciation
--------------------------------------------------------------------------------------
What are the Fund's other    . Foreign securities       .Small-cap stocks
primary investments?                                    .Large-cap stocks
--------------------------------------------------------------------------------------
What other types of          .short-term                . Short-term investments
securities may the Fund      investments                  (up to 10%)
normally invest in as part   (up to 10%)                  .Defensive investments
of efficient portfolio       .Defensive instruments       .Options and futures
management or for return     .Options and futures         .Special situations
enhancement purposes?        .Special situations
--------------------------------------------------------------------------------------
What risks may affect the    .Market volatility         . Market volatility
Fund?                        .Securities selection        .Securities selection
                             .Foreign securities          .Small market capitalization
                             .Derivatives                 . Technology company
                             .Hedging                     .Derivatives
                             .Emerging markets            .Hedging

--------------------------------------------------------------------------------



                                     Growth and                 Balanced                "Dogs" of              International
          New Century                  Income                    Assets                Wall Street                 Equity
    Capital appreciation      Capital appreciation and  Conservation of          Total return (including  Capital appreciation
                              current income            principal                capital appreciation and
                                                        and capital appreciation current income)
---------------------------------------------------------------------------------------------------------------------------------
    growth                    growth and value          asset allocation and     growth and value         international
                                                        growth
---------------------------------------------------------------------------------------------------------------------------------
    . active trading of       .active trading of stocks .active trading of       . employ a "buy and      . active trading of
      stocks                  that                      stocks that              hold" strategy with        foreign securities
      that offer the          pay dividends             offer the potential for  thirty high dividend       that offer the
      potential               . active trading of       capital                  yielding common stocks     potential for capital
      for capital             stocks that               appreciation             selected annually from     appreciation
      appreciation without    offer the potential for   .purchase high-quality   the Dow Jones Industrial
      regard to market        capital                   bonds                    Average and the broader
      capitalization          appreciation                                       market
                              .active trading of stocks
                              that
                              are believed to be
                              undervalued
---------------------------------------------------------------------------------------------------------------------------------
    . None                    . Small-cap stocks        .Small-cap stocks        . None                   . Foreign investment
                                .Foreign securities     .Foreign securities                                 companies
                                .Investment grade fixed .Junk bonds (up to 15%)
                                income securities
---------------------------------------------------------------------------------------------------------------------------------
    . Short-term investments  .Short-term investments   .Short-term investments  . Annual rebalancing     .Short-term investments
      (up to 10%)             (up to 10%)               (up to 10%)              . Cash flow management   .Defensive instruments
    . Defensive investments   .Defensive instruments    .Defensive investments   . Short-term investments .Options and futures
    . Options and futures     .Options and futures      .Options and futures                              .Special situations
    . Special situations      .Special situations       .Special situations                               .Currency transactions
---------------------------------------------------------------------------------------------------------------------------------
    . Market volatility       . Market volatility       . Market volatility      . Market volatility      .Market volatility
    . Securities selection    . Securities selection    . Securities selection   . Disciplined strategy   .Securities selection
    . Small market            . Small market            . Small market           . Non-diversification    .Non-diversification
      capitalization          capitalization            capitalization                                    .Foreign exposure
    . Technology companies    . Foreign securities      . Foreign securities                              .Currency volatility
    . Derivatives             . Derivatives             . Derivatives                                     .Small market
    . Hedging                 . Hedging                 . Hedging                                         capitalization
                              . Interest rate           . Interest rate                                   .Emerging markets
                              fluctuations              fluctuations                                      .Derivatives
                              . Credit quality          . Credit quality                                  .Hedging
                              . Emerging markets        . Emerging markets

     More Information About the Funds
--------------------------------------------------------------------------------

        GLOSSARY

     Large-cap
     companies and
     Mid-cap com-
     panies gener-
     ally have a
     substantial
     record of op-
     erations
     (i.e., in
     business for
     at least five
     years) and
     are listed
     for trading
     on the New
     York Stock
     Exchange or
     another na-
     tional or in-
     ternational
     stock ex-
     change or, in
     some cases,
     are traded
     over the
     counter.
     Small-cap
     companies
     generally
     will be com-
     panies that
     have been in
     business for
     a shorter pe-
     riod of time.

     The two best-
     known debt
     rating agen-
     cies are
     Standard &
     Poor's Rating
     Services, a
     Division of
     The McGraw-
     Hill Compa-
     nies, Inc.
     and Moody's
     Investors
     Service, Inc.
     "Investment
     grade" refers
     to any secu-
     rity rated
     "BBB" or
     above by
     Standard &
     Poor's or
     "Baa" or
     above by
     Moody's.
INVESTMENT TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Conservation of principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible in-crease in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. During periods of increased market volatility, active trading may be more pronounced.

Asset allocation means investing in a manner that divides investments among different classes of assets, such as stocks and bonds.

Large-cap companies are those with market caps within the Morningstar, Inc. Large-Cap category, as described on page 3. Currently, this range is $9.9 bil-lion or higher.


Mid-cap companies are those with markets caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.4 billion and 9.9 billion.


Small-cap companies are those with market caps within the Morningstar, Inc. Small-Cap category, as described on page 3. Currently, this range is $1.4 bil-lion or less.


Fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible secu-rities, U.S. government securities and mortgage-backed and asset-backed securi-ties. The issuer of a senior fixed income security is obligated to make pay-ments on this security ahead of other payments to security holders. An invest-ment grade fixed income security is rated in one of the top four ratings cate-gories by a debt rating agency (or is considered of comparable quality by the Adviser).

A "junk bond" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

Short-term investments include money market securities such as short-term U.S. government obligations, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Defensive investments include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in re-sponse to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

Foreign securities are issued by companies located outside of the United States including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securi-ties, such as European Depository Receipts (EDRs) and Global Depository Re-ceipts (GDRs).

It may be necessary under certain foreign laws, less expensive, or more expedi-ent to invest in foreign investment companies, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may in-volve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits jus-tify the payment of any associated fees and expenses.


Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.


A derivative is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset.


Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more under-lying assets or a market or economic index.

Annual rebalancing No later than January 15 of each year, SunAmerica will rebalance the "Dogs" of Wall Street Fund's holdings to create equal weightings among the thirty stocks selected on the basis of the criteria applied as of the preceding December 31st. SunAmerica will implement the rebalancing by

--------------------------------------------------------------------------------

purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.

A special situation arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a spe-cial situation might include, among others, a new product or process, a techno-logical breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Invest-ments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the ex-pected attention.

Cash flow management Because the "Dogs" of Wall Street Fund will be at all times fully invested in the stocks selected using the criteria described above, the Fund will use the following policies to manage cash that it receives from the sale of its shares. As the Fund's shares are sold during the year, new cash received by the Fund will first be used to the extent necessary to meet redemp-tion requests. The balance of any such cash will be invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Fund. The Fund will purchase the stocks as of its most recent rebalancing in proportion to the current weightings of such stocks in the Fund's portfolio and without any intention to rebalance the Fund's holdings on an interim basis. To the extent redemptions exceed available cash, the Fund will generally meet redemption requests by selling stocks on a pro rata basis (subject to rounding and the avoidance of odd lots), based on the current weightings of such stocks in the Fund's portfolio and without any intention to rebalance the Fund's hold-ings on an interim basis.

     More Information About the Funds

--------------------------------------------------------------------------------
                          -----------------------------------------------------


RISK TERMINOLOGY

Market volatility: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Small market capitalization: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securi-ties of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

Foreign exposure: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In ad-dition, there may be less publicly available information about a foreign com-pany and it may not be subject to the same uniform accounting, auditing and fi-nancial reporting standards as U.S. companies. Foreign governments may not reg-ulate securities markets and companies to the same degree as the U.S. govern-ment. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Currency volatility: The value of a Fund's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities.


Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit quality: The creditworthiness of the issuer is always a factor in ana-lyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and in-expensive ways of reducing risk, they are sometimes ineffective due to unex-pected changes in the market or exchange rates. Moreover, while hedging can re-duce or eliminate losses, it can also reduce or eliminate gains.


Technology companies: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, worldwide scien-tific and technological developments and changes in governmental regulation and policies.

Emerging market: An emerging market country is one that the World Bank, the In-ternational Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indi-cates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Disciplined strategy: The "Dogs" of Wall Street Fund will not deviate from its passively managed strategy, which entails buying and holding thirty stocks se-lected through objective selection criteria (except to the extent necessary to comply with federal tax laws applicable to the Fund). The Fund will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Non-diversification: By concentrating in a smaller number of stocks, a Fund's risk is increased because the effect of each stock on the Fund's performance is greater. The "Dogs" of Wall Street Fund will hold only thirty stocks in its portfolio.

     Fund Management

------------------------
                          -----------------------------------------------------

Adviser. SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, serves as investment adviser to the Funds, provides vari-ous administrative services, and supervises the daily business affairs of each Fund. As the investment adviser, SunAmerica selects and manages Fund invest-ments except to the extent it has delegated portfolio management of a Fund to a subadviser. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Sea-sons Series Trust, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Style Select Series, Inc., SunAmerica Senior Floating Rate Fund, Inc. North American Funds Variable Product Series I, North America Funds Vari-able Product Series II and Brazos Mutual Funds. SunAmerica managed, advised or administered assets in excess of $28 billion as of June 30, 2001.




For the fiscal year ended September 30, 2000, each Fund paid SunAmerica a fee equal to 0.75% of average daily net assets except the Balanced Assets and "Dogs" of Wall Street Funds which paid a fee equal to 0.73% and 0.35%, respec-tively, of average daily net assets.




For SunAmerica International Equity Fund, the annual rate of the investment ad-visory payable to SunAmerica, as a percentage of average daily net assets, is 1.00%. Prior to November 9, 2001, the Fund operated as the International Equity Portfolio of SunAmerica Style Select Series, Inc. As of its fiscal year ending October 31, 2000, the Fund paid its adviser at the rate of 1.10% of average daily net assets. Payments to the Subadviser for its services are made by SunAmerica, not by the International Equity Fund.


The Domestic Equity Investment Team is responsible for the portfolio management of each of the Funds except International Equity Fund. Also, the Fixed Income Investment Team is responsible for the portfolio management of a portion of the Balanced Assets Fund and assists the portfolio management of each Fund. Togeth-er, the teams consist of sixteen portfolio managers, research analysts and traders. Francis D. Gannon has supervisory responsibility over the "Dogs" of Wall Street Fund. Mr. Gannon, a Senior Vice President, has been with the Ad-viser since 1993.


SunAmerica's investment discipline is based on fundamental research of earn-ings, revenues and market opportunities. Investment decisions are based upon a company's underlying fundamentals and strategic position, in light of industry and market outlook. SunAmerica makes buy and sell decisions consistent with the investment goals and strategies of each fund.


The International Equity Fund is subadvised by AIG Global Investment Corp. ("AIGGIC"), located at 175 Water Street, New York, NY 10038, which is responsi-ble for investment decisions for the Funds. AIGGIC is an affiliate of SunAmerica. As of June 30, 2001, AIGGIC and its affiliated companies had ap-proximately [$ ] under management. SunAmerica and not the Fund compensates AIGGIC for its services. (when the Prospectus refers to the "Adviser," it means SunAmerica or AIGGIC as applicable).








Hans Danielsson is the portfolio manager for SunAmerica International Equity Fund and is Chief Investment Officer--Global Equities of AIGGIC. Mr. Danielsson is Senior Managing Director of AIGGIC and is responsible for directing all Global Equities activities worldwide. Mr. Danielsson joined American International Group, Inc. in early 1998 after five years with SE Banken Fonder, as CIO of International Equities. He has over twenty years experience in the industry including five years with J.P. Morgan in London. Mr. Danielsson earned a BA from Uppsala University in Sweden in 1976 and an MBA from INSEAD, France, in 1982.


Distributor. SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A, Class B and Class II 12b-1 plans.


The Distributor, at its expense, may from time to time provide additional com-pensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in con-nection with conferences, sales or training programs for their employees, semi-nars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose repre-sentatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sport-ing events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensa-tion may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who re-ceive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Administrator. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class I and Class II shares.


For Class Z, the Administrator receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket ex-penses allocated to providing services to Class Z shares. SunAmerica, the Dis-tributor and the Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

     Financial Highlights
-------------------------
                           ----
                                -----------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years. Certain information re-flects financial results for a single Fund share. The total returns in each ta-ble represent the rate that an investor would have earned (or lost) on an in-vestment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended September 30, 2000 has been audited
by [    ], whose report, along with each Fund's financial statements, are in-
corporated by reference in the Statement of Additional Information (SAI), which is available upon request. The financial highlights for prior fiscal periods
have been audited by [      ]. The financial highlights for the period ended
March 31, 2001, are unaudited. The information for International Equity Fund, except for the period ended April 30, 2001 which is unaudited, has been audited
by [        ], whose report, along with the Fund's financial statements, are incorporated by reference in the SAI which is available upon request. No finan-cial highlights information is presented for Class I shares since they have not commenced operations as of the date of this Prospectus.


BLUE CHIP GROWTH FUND

                                        Net gain
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of   Total         period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ------      ----------
                                                                               Class A
                                                                               -------
9/30/96.........  $17.34     $(0.03)     $ 2.22      $ 2.19     $ --    $(1.91)  $(1.91)   $17.62    13.88%      $ 51,993
9/30/97.........   17.62      (0.02)       5.05        5.03       --     (2.43)   (2.43)    20.22    32.96         67,812
9/30/98.........   20.22      (0.04)       0.91        0.87       --     (2.48)   (2.48)    18.61     5.09         72,536
9/30/99.........   18.61      (0.05)       6.53        6.48       --     (1.47)   (1.47)    23.62    36.29        103,841
9/30/00.........   23.62      (0.14)       8.00        7.86       --     (2.46)   (2.46)    29.02    34.66        152,788
3/31/01(/6/)....   29.02      (0.01)      (8.29)      (8.30)      --     (3.51)   (3.51)    17.21   (30.71)       101,439
                                                                               Class B
                                                                               -------
9/30/96.........  $17.13     $(0.14)     $ 2.19      $ 2.05     $ --    $(1.91)  $(1.91)   $17.27    13.17%      $ 36,199
9/30/97.........   17.27      (0.13)       4.90        4.77       --     (2.43)   (2.43)    19.61    32.02         37,633
9/30/98.........   19.61      (0.16)       0.87        0.71       --     (2.48)   (2.48)    17.84     4.36         36,106
9/30/99.........   17.84      (0.19)       6.25        6.06       --     (1.47)   (1.47)    22.43    35.45         49,015
9/30/00.........   22.43      (0.31)       7.58        7.27       --     (2.46)   (2.46)    27.24    33.80         67,586
3/31/01(/6/)....   27.24      (0.08)      (7.74)      (7.82)      --     (3.51)   (3.51)    15.91   (30.99)        45,213
                                                                               Class II
                                                                               --------
2/02/99-
 9/30/99(/3/)...  $21.79     $(0.13)     $ 0.77      $ 0.64     $ --    $   --   $   --    $22.43     2.94%      $    785
9/30/00.........   22.43      (0.31)       7.53        7.22       --     (2.46)   (2.46)    27.19    33.57          8,939
3/31/01(/6/)....   27.19      (0.07)      (7.72)      (7.79)      --     (3.51)   (3.51)    15.89   (30.93)         8,667
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average           Portfolio
Ended            net assets          net assets           turnover
------           ------------------ --------------------- ---------
9/30/96.........    1.57%              (0.18)%               269%
9/30/97.........    1.54               (0.11)                211
9/30/98.........    1.52               (0.20)                 90
9/30/99.........    1.49               (0.22)                 71
9/30/00.........    1.43               (0.49)                 75
3/31/01(/6/)....    1.44(/4/)          (0.05)(/4/)            73
9/30/96.........    2.23%              (0.83)%               269%
9/30/97.........    2.22               (0.77)                211
9/30/98.........    2.17               (0.86)                 90
9/30/99.........    2.15               (0.89)                 71
9/30/00.........    2.09               (1.16)                 75
3/31/01(/6/)....    2.11(/4/)          (0.73)(/4/)            73
2/02/99-
 9/30/99(/3/)...    2.17%(/4/)(/5/)    (0.95)%(/4/)(/5/)      71%
9/30/00.........    2.17(/5/)          (1.17)(/5/)            75
3/31/01(/6/)....    2.07(/4/)          (0.67)(/4/)            73

----
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Commencement of sale of respective class of shares
(4)Annualized
(5)Net of the following expense reimbursements (based on average net assets):

                                                      9/30/99 9/30/00 3/31/01
                                                      ------- ------- -------
     Blue Chip Growth Class II.......................  8.74%   0.17%     --

(6)Unaudited

--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of      Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/96.........  $17.80     $(0.12)     $  2.21    $  2.09     $ --    $(2.11)  $(2.11)   $17.78      12.92%    $ 41,904
9/30/97.........   17.78      (0.15)        3.83       3.68       --     (0.80)   (0.80)    20.66      21.54       46,051
9/30/98.........   20.66      (0.13)       (0.78)     (0.91)      --     (3.53)   (3.53)    16.22      (4.20)      38,437
9/30/99.........   16.22      (0.19)        8.26       8.07       --     (1.17)   (1.17)    23.12      52.42       57,880
9/30/00.........   23.12      (0.17)       21.77      21.60       --     (3.93)   (3.93)    40.79     102.04      206,531
3/31/01(/6/)....   40.79      (0.07)      (17.47)    (17.54)      --     (2.90)   (2.90)    20.35     (44.88)     124,773
                                                                                  Class B
                                                                                  -------
9/30/96.........  $17.58     $(0.24)     $  2.18    $  1.94     $ --    $(2.11)  $(2.11)   $17.41      12.16%    $ 13,784
9/30/97.........   17.41      (0.28)        3.73       3.45       --     (0.80)   (0.80)    20.06      20.65       13,779
9/30/98.........   20.06      (0.25)       (0.76)     (1.01)      --     (3.53)   (3.53)    15.52      (4.93)      10,027
9/30/99.........   15.52      (0.32)        7.85       7.53       --     (1.17)   (1.17)    21.88      51.24       16,529
9/30/00.........   21.88      (0.37)       20.42      20.05       --     (3.93)   (3.93)    38.00     100.58      108,083
3/31/01(/6/)....   38.00      (0.16)      (16.19)    (16.35)      --     (2.90)   (2.90)    18.75     (45.05)      75,132
                                                                                 Class II
                                                                                 --------
2/02/99-
 9/30/99(/3/)...  $19.86     $(0.21)     $  2.23    $  2.02     $ --    $   --   $   --    $21.88      10.17%    $  1,089
9/30/00.........   21.88      (0.33)       20.35      20.02       --     (3.93)   (3.93)    37.97     100.44       65,322
3/31/01(/6/)....   37.97      (0.16)      (16.17)    (16.33)      --     (2.90)   (2.90)    18.74     (45.03)      45,045
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average           Portfolio
Ended            net assets          net assets           turnover
------           ------------------ --------------------- ---------
9/30/96.........    1.62%              (0.69)%               307%
9/30/97.........    1.64               (0.84)                332
9/30/98.........    1.62               (0.75)                377
9/30/99.........    1.57               (0.93)                220
9/30/00.........    1.43               (0.49)                139
3/31/01(/6/)....    1.44(/4/)          (0.52)(/4/)            83
9/30/96.........    2.32%              (1.43)%               307%
9/30/97.........    2.35               (1.56)                332
9/30/98.........    2.33               (1.45)                377
9/30/99.........    2.32               (1.67)                220
9/30/00.........    2.10               (1.11)                139
3/31/01(/6/)....    2.11(/4/)          (1.20)(/4/)            83
2/02/99-
 9/30/99(/3/)...    2.35%(/4/)(/5/)    (1.74)%(/4/)(/5/)     220%
9/30/00.........    2.09(/5/)          (0.99)(/5/)           139
3/31/01(/6/)....    2.08(/4/)          (1.17)(/4/)            83

----
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Commencement of sale of respective class of shares
(4)Annualized
(5)Net of the following expense reimbursements (based on average net assets):

                                                      9/30/99 9/30/00 3/31/01
                                                      ------- ------- -------
     Growth Opportunities Class II...................  9.94%   0.01%     --

(6)Unaudited

--------------------------------------------------------------------------------

NEW CENTURY FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of      Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/96.........  $24.65     $(0.16)     $  4.29    $  4.13     $ --    $(4.53)  $(4.53)   $24.25      19.35%    $158.567
9/30/97.........   24.25      (0.30)        5.18       4.88       --     (0.86)   (0.86)    28.27      20.84      185,241
9/30/98.........   28.27      (0.18)       (6.59)     (6.77)      --     (2.40)   (2.40)    19.10     (25.00)     105,243
9/30/99.........   19.10      (0.21)        9.89       9.68       --     (1.40)   (1.40)    27.38      53.00      148,376
9/30/00.........   27.38      (0.31)       19.04      18.73       --     (4.97)   (4.97)    41.14      72.74      253,359
3/31/01(/6/)....   41.14         --       (15.14)    (15.14)      --     (8.88)   (8.88)    17.12     (41.52)     139,429
                                                                                  Class B
                                                                                  -------
9/30/96.........  $24.32     $(0.29)     $  4.20    $  3.91     $ --    $(4.53)  $(4.53)   $23.70      18.60%    $107,839
9/30/97.........   23.70      (0.44)        5.03       4.59       --     (0.86)   (0.86)    27.43      20.08      124,450
9/30/98.........   27.43      (0.33)       (6.36)     (6.69)      --     (2.40)   (2.40)    18.34     (25.52)      61,398
9/30/99.........   18.34      (0.35)        9.48       9.13       --     (1.40)   (1.40)    26.07      52.15       77,331
9/30/00.........   26.07      (0.53)       18.04      17.51       --     (4.97)   (4.97)    38.61      71.59      122,004
3/31/01(/6/)....   38.61      (0.08)      (14.06)    (14.14)      --     (8.88)   (8.88)    15.59     (41.69)      59,835
                                                                                  Class II
                                                                                 ---------
2/02/98-
 9/30/98(/3/)...  $21.11     $(0.19)     $ (2.58)   $ (2.77)    $ --    $   --   $   --    $18.34     (13.12)%   $    168
9/30/99.........   18.34      (0.40)        9.51       9.11       --     (1.40)   (1.40)    26.05      52.04        2,599
9/30/00.........   26.05      (0.54)       18.01      17.47       --     (4.97)   (4.97)    38.55      71.48       10,848
3/31/01(/6/)....   38.55      (0.08)      (14.04)    (14.12)      --     (8.88)   (8.88)    15.55     (41.70)       6,230
                                                                                  Class Z
                                                                                 --------
10/07/96(/3/)-
 9/30/97........  $24.61     $(0.15)     $  4.85    $  4.70     $ --    $(0.86)  $(0.86)   $28.45      19.78%    $    948
9/30/98.........   28.65      (0.07)       (6.65)     (6.72)      --     (2.40)   (2.40)    19.33     (24.64)         565
9/30/99.........   19.33      (0.07)       10.04       9.97       --     (1.40)   (1.40)    27.90      53.91        1,050
9/30/00.........   27.90      (0.09)       19.42      19.33       --     (4.97)   (4.97)    42.26      73.63        3,360
3/31/01(/6/)       42.26       0.06       (15.61)    (15.55)      --     (8.88)   (8.88)    17.83     (41.36)       1,896
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average           Portfolio
Ended            net assets          net assets           turnover
------           ------------------ --------------------- ---------
9/30/96.........    1.53%              (0.68)%               240%
9/30/97.........    1.72               (1.27)                343
9/30/98.........    1.50               (0.79)                292
9/30/99.........    1.48               (0.82)                177
9/30/00.........    1.42               (0.80)                227
3/31/01(/6/)....    1.44(/4/)          (0.04)(/4/)           167
9/30/96.........    2.16%              (1.30)%               240%
9/30/97.........    2.34               (1.89)                343
9/30/98.........    2.14               (1.44)                292
9/30/99.........    2.12               (1.46)                177
9/30/00.........    2.07               (1.46)                227
3/31/01(/6/)....    2.09(/4/)          (0.70)(/4/)           167
2/02/98-
 9/30/98(/3/)...    2.15%(/4/)(/5/)    (1.35)%(/4/)(/5/)     292%
9/30/99.........    2.15(/5/)          (1.60)(/5/)           177
9/30/00.........    2.14(/5/)          (1.47)(/5/)           227
3/31/01(/6/)....    2.12(/4/)(/5/)     (0.71)(/4/)(/5/)      167
10/07/96(/3/)-
 9/30/97........    1.07%(/4/)(/5/)    (0.67)%(/4/)(/5/)     343%
9/30/98.........    1.01(/5/)          (0.30)(/5/)           292
9/30/99.........    0.93(/5/)          (0.28)(/5/)           177
9/30/00.........    0.91(/5/)          (0.24)(/5/)           227
3/31/01(/6/)        0.93(/4/)(/5/)      0.48 (/4/)(/5/)      167

----
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                               9/30/97 9/30/98 9/30/99 9/30/00 3/31/01
                               ------- ------- ------- ------- -------
     New Century Class II.....    --    13.58%  2.48%   0.05%   0.02%
     New Century Class Z......  2.19%    1.85%  4.95%   0.87%   0.14%


(6) Unaudited

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of      Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/96.........  $ 8.39     $ 0.14      $ 2.50      $ 2.64    $(0.17)  $(0.39)  $(0.56)   $10.47      32.59%    $ 21,099
9/30/97.........   10.47       0.05        3.40        3.45     (0.03)   (0.44)   (0.47)    13.45      34.18       47,219
9/30/98.........   13.45       0.02        0.68        0.70        --    (1.35)   (1.35)    12.80       5.53       57,129
9/30/99.........   12.80      (0.02)       3.92        3.90        --    (0.47)   (0.47)    16.23      30.99       86,524
9/30/00.........   16.23      (0.08)       4.51        4.43        --    (0.66)   (0.66)    20.00      27.64      127,168
3/31/01(/6/)....   20.00      (0.02)      (5.05)      (5.07)       --    (1.43)   (1.43)    13.50     (26.43)      95,679
                                                                                  Class B
                                                                                  -------
9/30/96.........  $ 8.39     $ 0.08      $ 2.50      $ 2.58    $(0.13)  $(0.39)  $(0.52)   $10.45      31.75%    $ 13,903
9/30/97.........   10.45      (0.03)       3.39        3.36     (0.01)   (0.44)   (0.45)    13.36      33.30       55,530
9/30/98.........   13.36      (0.07)       0.68        0.61        --    (1.35)   (1.35)    12.62       4.84       79,004
9/30/99.........   12.62      (0.12)       3.87        3.75        --    (0.47)   (0.47)    15.90      30.23      121,709
9/30/00.........   15.90      (0.20)       4.40        4.20        --    (0.66)   (0.66)    19.44      26.74      176,395
3/31/01(/6/)....   19.44      (0.07)      (4.90)      (4.97)       --    (1.43)   (1.43)    13.04     (26.69)     131,647
                               Ratio of net
                                investment
                  Ratio of        income
                  expenses        (loss)
Period           to average     to average     Portfolio
Ended            net assets     net assets     turnover
------           ------------- --------------- ---------
9/30/96.........    0.96%(/5/)     1.52%(/5/)     161%
9/30/97.........    1.38(/5/)      0.45(/5/)      200
9/30/98.........    1.50           0.12           150
9/30/99.........    1.48          (0.13)           63
9/30/00.........    1.44          (0.43)           61
3/31/01(/6/)....    1.45(/4/)     (0.19)(/4/)      63
9/30/96.........    1.58%(/5/)     0.73%(/5/)     161%
9/30/97.........    2.05(/5/)     (0.27)(/5/)     200
9/30/98.........    2.13          (0.52)          150
9/30/99.........    2.11          (0.76)           63
9/30/00.........    2.07          (1.07)           61
3/31/01(/6/)....    2.09(/4/)     (0.83)(/4/)      63

     Financial Highlights
--------------------------------------------------------------------------------


                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of      Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class II
                                                                                 ---------
2/02/98-
 9/30/98(/3/)...  $12.78     $(0.04)     $(0.13)     $(0.17)    $ --    $   --   $   --    $12.61      (1.33)%   $   963
9/30/99.........   12.61      (0.12)       3.87        3.75       --     (0.47)   (0.47)    15.89      30.25      11,135
9/30/00.........   15.89      (0.20)       4.39        4.19       --     (0.66)   (0.66)    19.42      26.78      39,986
3/31/01(/6/)....   19.42      (0.07)      (4.90)      (4.97)      --     (1.43)   (1.43)    13.02     (26.72)     34,648
                                                                                  Class Z
                                                                                  -------
4/15/98(/3/)-
 9/30/98........  $14.35     $ 0.04      $(1.55)     $(1.51)    $ --    $   --   $   --    $12.84     (10.52)%   $    93
9/30/99.........   12.84       0.07        3.93        4.00       --     (0.47)   (0.47)    16.37      31.69         218
9/30/00.........   16.37       0.01        4.55        4.56       --     (0.66)   (0.66)    20.27      28.29         607
3/31/01(/6/)....   20.27       0.03       (5.14)      (5.11)      --     (1.43)   (1.43)    13.73     (26.27)        407
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average           Portfolio
Ended            net assets          net assets           turnover
------           ------------------ --------------------- ---------
2/02/98-
 9/30/98(/3/)...    2.15%(/4/)(/5/)    (0.57)%(/4/)(/5/)     150%
9/30/99.........    2.15(/5/)          (0.80)(/5/)            63
9/30/00.........    2.10(/5/)          (1.10)(/5/)            61
3/31/01(/6/)....    2.11(/4/)          (0.84)(/4/)            63
4/15/98(/3/)-
 9/30/98........    0.93%(/4/)(/5/)     0.57%(/4/)(/5/)      150%
9/30/99.........    0.93(/5/)          (0.43)(/5/)            63
9/30/00.........    0.93(/5/)           0.07(/5/)             61
3/31/01(/6/)....    0.93(/4/)(/5/)      0.33(/4/)(/5/)        63

------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                      9/30/96 9/30/97 9/30/98 9/30/99 9/30/00 3/31/01
                      ------- ------- ------- ------- ------- -------
     Growth and
      Income Class
      A..............  1.01%   0.22%      --      --     --      --
     Growth and
      Income Class
      B..............  1.14    0.21       --      --     --      --
     Growth and
      Income Class
      II.............    --      --     6.99%   0.44%  0.01%     --
     Growth and
      Income Class
      Z..............    --      --    28.17%  21.57%  9.23%   3.51%


--------------------------------------------------------------------------------
BALANCED ASSETS FUND


                                           Net
                                       gain (loss)
                                       on invest-    Total    Dividends Distri-
                 Net Asset     Net     ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,     invest-    realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning    ment         and        ment      ment    capital  distri-   end of      Total      period
Ended            of period income(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/96.........  $16.42      $0.27      $ 1.39      $ 1.66    $(0.28)  $(0.99)  $(1.27)   $16.81      10.65%    $147,035
9/30/97.........   16.81       0.31        3.43        3.74     (0.31)   (1.75)   (2.06)    18.49      24.81      169,201
9/30/98.........   18.49       0.29        1.29        1.58     (0.30)   (1.74)   (2.04)    18.03       9.32      189,668
9/30/99.........   18.03       0.25        3.57        3.82     (0.26)   (1.47)   (1.73)    20.12      22.11      256,467
9/30/00.........   20.12       0.21        2.83        3.04     (0.22)   (1.98)   (2.20)    20.96      15.69      319,598
3/31/01(/6/)....   20.96       0.11       (3.99)      (3.88)    (0.11)   (2.00)   (2.11)    14.97     (19.56)     264,132
                                                                                  Class B
                                                                                  -------
9/30/96.........  $16.42      $0.17      $ 1.38      $ 1.55    $(0.18)  $(0.99)  $(1.17)   $16.80       9.93%    $171,197
9/30/97.........   16.80       0.21        3.43        3.64     (0.21)   (1.75)   (1.96)    18.48      24.09      173,435
9/30/98.........   18.48       0.18        1.28        1.46     (0.19)   (1.74)   (1.93)    18.01       8.62      165,926
9/30/99.........   18.01       0.13        3.57        3.70     (0.15)   (1.47)   (1.62)    20.09      21.38      177,577
9/30/00.........   20.09       0.08        2.82        2.90     (0.09)   (1.98)   (2.07)    20.92      14.98      174,936
3/31/01(/6/)....   20.92       0.06       (3.98)      (3.92)    (0.08)   (2.00)   (2.08)    14.92     (19.84)     123,535
                                                                                 Class II
                                                                                 --------
2/02/99-
 9/30/99(/3/)...  $20.00      $0.08      $ 0.11      $ 0.19    $(0.08)  $   --   $(0.08)   $20.11       0.95%    $  8,851
9/30/00.........   20.11       0.08        2.82        2.90     (0.09)   (1.98)   (2.07)    20.94      14.95       29,506
3/31/01(/6/)....   20.94       0.06       (3.98)      (3.92)    (0.08)   (2.00)   (2.08)    14.94     (19.82)      26,490
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average         Portfolio
Ended            net assets          net assets         turnover
------           ------------------ ------------------- ---------
9/30/96.........    1.52%               1.63%              187%
9/30/97.........    1.50                1.86               149
9/30/98.........    1.46                1.59                80
9/30/99.........    1.45                1.26               123
9/30/00.........    1.44                1.01               259
3/31/01(/6/)....    1.44(/4/)           1.31(/4/)          191
9/30/96.........    2.12%               1.03%              187%
9/30/97.........    2.11                1.26               149
9/30/98.........    2.08                0.97                80
9/30/99.........    2.06                0.64               123
9/30/00.........    2.06                0.40               259
3/31/01(/6/)....    2.07(/4/)           0.67(/4/)          191
2/02/99-
 9/30/99(/3/)...    2.05%(/4/)(/5/)     0.71%(/4/)(/5/)    123%
9/30/00.........    2.05(/5/)           0.38(/5/)          259
3/31/01(/6/)....    2.05(/4/)(/5/)      0.71(/4/)(/5/)     191

------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                                 9/30/99 9/30/00 3/31/01
                                                 ------- ------- -------
     Balanced Assets Class II...................  1.41%   0.07%   0.02%


(6) Unaudited

--------------------------------------------------------------------------------


"DOGS" OF WALL STREET FUND


                                           Net
                                       gain (loss)
                                       on invest-    Total    Dividends Distri-
                 Net Asset     Net     ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,     invest-    realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning    ment         and        ment      ment    capital  distri-   end of      Total      period
Ended            of period income(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
6/08/98-
 9/30/98(/3/)...  $12.50      $0.07      $(1.51)     $(1.44)   $   --   $   --   $   --    $11.06     (11.52)%   $16,672
9/30/99.........   11.06       0.21        0.73        0.94     (0.13)      --    (0.13)    11.87      8.47       26,403
9/30/00.........   11.87       0.23       (1.85)      (1.62)    (0.23)   (0.35)   (0.58)     9.67     (14.09)      8,732
3/31/01(/6/)....    9.67       0.12        1.01        1.13     (0.22)      --    (0.22)    10.58      11.84       8,286
                                                                                  Class B
                                                                                  -------
6/08/98-
 9/30/98(/3/)...  $12.50      $0.04      $(1.51)     $(1.47)   $   --   $   --   $   --    $11.03     (11.76)%   $19,734
9/30/99.........   11.03       0.14        0.72        0.86     (0.08)      --    (0.08)    11.81      7.82       55,526
9/30/00.........   11.81       0.16       (1.84)      (1.68)    (0.16)   (0.35)   (0.51)     9.62     (14.62)     21,221
3/31/01(/6/)....    9.62       0.08        1.01        1.09     (0.16)      --    (0.16)    10.55      11.42      21,523
                                                                                 Class II
                                                                                 --------
6/08/98-
 9/30/98(/3/)...  $12.50      $0.04      $(1.51)     $(1.47)   $   --   $   --   $   --    $11.03     (11.76)%   $20,108
9/30/99.........   11.03       0.14        0.72        0.86     (0.08)      --    (0.08)    11.81      7.82       94,065
9/30/00.........   11.81       0.16       (1.84)      (1.68)    (0.16)   (0.35)   (0.51)     9.62     (14.62)     24,110
3/31/01(/6/)....    9.62       0.08        1.01        1.09     (0.16)      --    (0.16)    10.55      11.42      22,513
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average         Portfolio
Ended            net assets          net assets         turnover
------           ------------------ ------------------- ---------
6/08/98-
 9/30/98(/3/)...    0.95%(/4/)(/5/)     1.78%(/4/)(/5/)      0%
9/30/99.........    0.95(/5/)           1.69(/5/)           35
9/30/00.........    0.95(/5/)           2.20(/5/)           57
3/31/01(/6/)....    0.95(/4/)(/5/)      2.26(/4/)(/5/)      52
6/08/98-
 9/30/98(/3/)...    1.60%(/4/)(/5/)     1.39%(/4/)(/5/)      0%
9/30/99.........    1.60(/5/)           1.08(/5/)           35
9/30/00.........    1.60(/5/)           1.56(/5/)           57
3/31/01(/6/)....    1.60(/4/)(/5/)      1.64(/4/)(/5/)      52
6/08/98-
 9/30/98(/3/)...    1.60%(/4/)(/5/)     1.45%(/4/)(/5/)      0%
9/30/99.........    1.60(/5/)           1.11(/5/)           35
9/30/00.........    1.60(/5/)           1.50(/5/)           57
3/31/01(/6/)....    1.60(/4/)(/5/)      1.63(/4/)(/5/)      52

----
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                                        9/30/98 9/30/99 9/30/00 3/31/01
                                        ------- ------- ------- -------
     "Dogs" of Wall Street Fund Class
      A................................  0.43%   0.23%   0.34%   0.41%
     "Dogs" of Wall Street Fund Class
      B................................  0.58%   0.22%   0.30%   0.31%
     "Dogs" of Wall Street Fund Class
      II...............................  0.50%   0.19%   0.27%   0.35%


(6) Unaudited

     Financial Highlights
-------------------------
                           ----
                                -----------------------------------------------

INTERNATIONAL EQUITY FUND*



                                            Net
                                        gain (loss)  Total
                                Net     on invest-   from    Dividends Distri-
                  Net Asset   invest-   ments (both   net    from net  butions           Net Asset             Net Assets
                   Value,      ment      realized   invest-   invest-   from     Total    Value,                 end of
Period            beginning   income        and      ment      ment    capital  distri-   end of      Total      period
Ended             of period (loss)(/1/) unrealized) income    income    gains   butions   period   Return(/2/)  (000's)
------            --------- ----------- ----------- -------  --------- -------  -------  --------- ----------- ----------
                                                                                     Class A
                                                                                     -------
11/19/96-
 10/31/97(/3/)..   $12.50     $ 0.01      $(0.05)   $(0.04)     $--    $   --   $   --    $12.46       (0.32)%  $24,365
10/31/98........    12.46      (0.01)      (0.01)    (0.02)      --     (0.22)   (0.22)    12.22      (0.09)     28,418
10/31/99........    12.22      (0.03)       2.12      2.09       --     (0.05)   (0.05)    14.26       17.15     29,324
10/31/00........    14.26      (0.11)       0.29      0.18       --        --       --     14.44        1.26     49,085
4/30/01(/6/)....    14.44      (0.04)      (1.85)    (1.89)      --     (1.11)   (1.11)    11.44      (13.90)    36,465
                                                                                     Class B
                                                                                     -------
11/19/96-
 10/31/97(/3/)..   $12.50     $(0.09)     $(0.03)   $(0.12)     $--    $   --   $   --    $12.38       (0.96)%  $42,656
10/31/98........    12.38      (0.09)         --     (0.09)      --     (0.22)   (0.22)    12.07      (0.67)     47,817
10/31/99........    12.07      (0.12)       2.08      1.96       --     (0.05)   (0.05)    13.98      16.29      47,342
10/31/00........    13.98      (0.22)       0.31      0.09       --        --       --     14.07       0.64      48,901
4/30/01(/6/)....    14.07      (0.09)      (1.79)    (1.88)      --     (1.11)   (1.11)    11.08      (14.21)    39,279
                                                                                     Class II
                                                                                     --------
3/06/97-
 10/31/97(/3/)..   $12.60     $(0.07)     $(0.15)   $(0.22)     $--    $   --   $   --    $12.38       (1.75)%  $ 4,459
10/31/98........    12.38      (0.09)         --     (0.09)      --     (0.22)   (0.22)    12.07       (0.67)     7,982
10.31/99........    12.07      (0.13)       2.10      1.97       --     (0.05)   (0.05)    13.99      16.37      11,709
10/31/00........    13.99      (0.21)       0.30      0.09       --        --       --     14.08       0.64      20,367
4/30/01(/6/)....    14.08      (0.08)      (1.82)    (1.90)      --     (1.11)   (1.11)    11.07      (14.35)    17,885
                                    Ratio of net
                                     investment
                     Ratio of          income
                     expenses          (loss)
Period              to average       to average      Portfolio
Ended             net assets(/4/)  net assets(/4/)   turnover
------            ---------------- ----------------- ---------
11/19/96-
 10/31/97(/3/)..       2.10%(/3/)        0.07%(/3/)      70%
10/31/98........       2.03             (0.11)          114
10/31/99........       2.03             (0.23)          102
10/31/00........       2.03(/5/)        (0.72)(/5/)      89
4/30/01(/6/)....       2.03(/4/)        (0.69)(/4/)     105
11/19/96-
 10/31/97(/3/)..       2.72%(/3/)       (0.69)%(/3/)     70%
10/31/98........       2.68             (0.74)          114
10/31/99........       2.68             (0.92)          102
10/31/00........       2.68(/5/)        (1.37)(/5/)      89
4/30/01(/6/)....       2.68(/4/)        (1.44)(/4/)     105
3/06/97-
 10/31/97(/3/)..       2.70%(/3/)       (0.75)%(/3/)     70%
10/31/98........       2.68             (0.71)          114
10.31/99........       2.68             (0.95)          102
10/31/00........       2.68(/5/)        (1.30)(/5/)      89
4/30/01(/6/)....       2.68(/4/)         1.41(/4/)      105

----

* The financial information shown reflects the financial information for the International Equity Portfolio of SunAmerica Style Select Series, Inc. that was reorganized into the Fund on November 9, 2001.


(1) Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load


(3) Commencement of sale of respective class of shares


(4) Annualized


(5) Net of the following expense reimbursements (based on average net assets):




                           10/31/97 10/31/98 10/31/99 10/31/00 4/30/01
                           -------- -------- -------- -------- -------
     A....................  0.37%    0.45%    0.25%    0.04%    0.06%
     B....................  0.45%    0.48%    0.24%    0.04%    0.08%
     II...................  0.87%    0.55%    0.33%    0.10%    0.15%


(6) Unaudited

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are avail-able free of charge upon request:

  Annual and Semi-annual Reports. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that sig-nificantly affected a Fund's performance during the applicable period.

  Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

  SunAmerica Fund Services, Inc.
  Mutual Fund Operations
  The SunAmerica Center
  733 Third Avenue
  New York, New York 10017-3204
  1-800-858-8850, extension 5125

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washing-ton, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be ob-tained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-4801

                                                        [LOGO OF SUN AMERICA
                                                            MUTUAL FUNDS]

                            SUNAMERICA EQUITY FUNDS
                      Statement of Additional Information

                             dated August 14, 2001


Subject to completion:  dated August 14, 2001


Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "SEC"). These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information shall not constitute an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


The SunAmerica Center                            General Marketing and
733 Third Avenue                                 Shareholder Information
New York, NY  10017-3204                         (800) 858-8850

     SunAmerica Equity Funds (the "Trust") is a mutual fund consisting of seven different investment funds: SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, SunAmerica Balanced Assets Fund, "Dogs" of Wall Street Fund and International Equity Fund. Each Fund has distinct investment objectives and strategies.


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated August 14, 2001. To obtain a Prospectus free of charge, please call the Trust at (800) 858-8850. Each Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
HISTORY OF THE TRUST.............................................................   2
INVESTMENT OBJECTIVES AND POLICIES...............................................   3
INVESTMENT RESTRICTIONS..........................................................  37
TRUSTEES AND OFFICERS............................................................  39
COMPENSATION TABLE...............................................................  44
SUNAMERICA, ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR..  45
ADVISORY FEES....................................................................  46
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................  51
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES..............................  54
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES............................  64
EXCHANGE PRIVILEGE...............................................................  64
DETERMINATION OF NET ASSET VALUE.................................................  65
PERFORMANCE DATA.................................................................  67

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................................  74
RETIREMENT PLANS.................................................................  78
DESCRIPTION OF SHARES............................................................  79
ADDITIONAL INFORMATION...........................................................  81
FINANCIAL STATEMENTS.............................................................  87
APPENDIX.........................................................................   1

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

     This Statement of Additional Information relates to the seven different investment Funds of SunAmerica Equity Funds, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The seven Funds are:
SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), SunAmerica New Century Fund ("New Century Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund"), SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), "Dogs" of Wall Street Fund and International Equity Fund.


                               HISTORY OF THE TRUST


     The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. All of the Funds except "Dogs" of Wall Street Fund and International Equity Fund are diversified.



     SunAmerica Asset Management Corp. ("SunAmerica") serves as investment adviser for all of the Funds. As described in the Prospectus, SunAmerica has retained AIG Global Investment Corp. ("AIGGIC") to provide subadvisory services to the International Equity Fund. The term "Adviser" is used to refer to SunAmerica or AIGGIC, as applicable.



     On June 18, 1996, the Trustees authorized the designation of Class Z shares of the Balanced Assets Fund and the New Century Fund. The offering of such Class Z shares commenced on October 1, 1996.



     On November 20, 1997, the Trustees approved the designation of Class C shares of each of the Funds. The offering of such Class C shares of the New Century Fund and Growth and Income Fund commenced on February 2, 1998.

     Class Z shares of the Balanced Assets Fund ceased to be offered on April 1, 1998.

     The offering of the Class Z shares of the Growth and Income Fund commenced on April 15, 1998.

     On March 17, 1998, the Trustees approved the creation of "Dogs" of Wall Street Fund. The offering of such Fund's Class A, B and II shares commenced on June 1, 1998.

     On November 19, 1998, the Trustees redesignated Class C shares as Class II shares for each of the Funds, except with respect to "Dogs" of Wall Street Fund which had no Class C shares. Such offering commenced on December 1, 1998.

     On August 24, 1999, the Trustees adopted a resolution to change the name of the Mid-Cap Growth Fund to Growth Opportunities Fund. The name change became effective September 13, 1999.

     On March 31, 2000, the Trustees adopted a resolution to change the name of the Small Company Growth Fund to the New Century Fund. The name change became effective April 3, 2000.

     At the August 23 and 24, 2000 Board Meeting, the Trustees approved Ernst & Young LLP to serve as independent auditors to the Trust.

     At the August 22, 2001 Board Meeting, the Trustees approved the creation of the International Equity Fund. The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of SunAmerica Style Select Series, Inc. (the "Prior International Fund") and three series of North American Funds. The offering of International Equity Fund's Class A, B, II and I shares commenced on November 9, 2001. The Trustees also authorized, to commence offering on November 9, 2001, Class I shares for Blue Chip Growth Fund, Growth Opportunities Fund, Growth and Income Fund, Balanced Assets Fund and New Century Fund.


                        INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each of the Funds are described in the Prospectus. Certain types of securities in which the Funds may invest and certain investment practices that the Funds may employ, are described under "More Information About the Funds -- Fund Investment Strategies" in the Prospectus and are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Illiquid and Restricted Securities


     No more than 15% of the value of a Fund's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     For example, restricted securities that the Board of Trustees or Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

     Commercial paper issues in which a Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Act, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.



Repurchase Agreements

     Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Fund's use of repurchase agreements. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Reverse Repurchase Agreements

     Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest.
The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

Fixed Income Securities

     Each Fund except "Dogs" of Wall Street Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

     Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation.
Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

     The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

     The Blue Chip Growth, Growth Opportunities and New Century Funds may, under normal circumstances, invest up to 35% of total assets in debt securities that have the potential for capital appreciation. These Funds may invest in securities rated as low as "BBB" by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or unrated securities of equivalent quality.

     The Growth and Income Fund generally will not invest in debt securities in the lowest rating categories ("CC" or lower for Standard & Poor's or "Ca" or lower for Moody's) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is down-graded below the lowest rating category deemed by the Adviser to be acceptable for the Fund's investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.


     The Balanced Assets Fund will, under normal circumstances, invest at least 25% of its assets in fixed-income senior securities; however, the fixed income component will exceed 25% when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of a decline in the equities market. The Balanced Assets Fund may invest up to 15% of total assets (measured at the time of investment) in securities rated below investment grade.


     The International Equity Fund may invest up to 20% of its total assets in debt securities that the Adviser expects have the potential for capital appreciation. The Fund may invest in debt securities rated below investment grade.

     "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality.
The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

     Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Funds have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

Risks of Investing in Lower Rated Bonds


     As described above, debt securities in which the Growth and Income, Balanced Assets and International Equity Funds may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix. No minimum rating standard is required for a purchase by the Fund.

     Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

     High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

     There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

     Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

     Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

     The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

     As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds


     Fixed income securities in which the Growth and Income and International Equity Funds may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.


Short-Term and Temporary Defensive Instruments

     In addition to their primary investments, each Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund, except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). "Dogs" of Wall Street Fund may invest in money market instruments pending investment in the stocks selected through its investment strategy and does not intend to invest any of its assets in fixed income securities. A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

     Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Funds may invest:

Commercial Paper

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1 billion or more).

Certificates of Deposit and Bankers' Acceptances


     Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Corporate Obligations

     Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

Repurchase Agreements


     See the section entitled "Repurchase Agreements" above.

U.S. Government Securities


     Each Fund except "Dogs" of Wall Street Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.


     Such a Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.


     Such a Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.


Mortgage-backed Securities


     The Balanced Assets and International Equity Funds may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Balanced Assets and International Equity Funds to differ from the yield calculated on the basis of the expected average life of the pool.


     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Balanced Assets and International Equity Funds receive may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Balanced Assets and International Equity Funds have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Balanced Assets and International Equity Funds may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

          GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Balanced Assets and International Equity Funds may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.


     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the

National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market.

          FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

          FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

          Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Balanced Assets and International Equity Funds may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.


          Stripped Mortgage-Backed Securities. The Balanced Assets and International Equity Funds may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund's yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.


Investment in Small, Unseasoned Companies


     As described in the Prospectus, the Growth Opportunities and New Century Funds will invest, and each other Fund except for "Dogs" of Wall Street Fund may invest, in the securities of small companies having market capitalizations under $1.4 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

     Companies with market capitalization of $1.4 billion to $9.9 billion ("mid-cap companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of mid-cap companies.


Warrants and Rights

     Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

When-Issued and Delayed Delivery Securities

     Each Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will maintain a segregated account with its custodian, consisting of cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquidate assets of a comparable value.

     A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Fund.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Foreign Securities


     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Equity Fund will invest primarily in foreign securities. Each Fund except "Dogs" of Wall Street Fund is authorized to invest without limitation in foreign securities. A Fund may purchase securities issued by issuers in any country provided that a Fund (other than the International Equity Fund) may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.


     Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.


     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The International Equity Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.


     The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.


     Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.


Brady Bonds


     The International Equity Fund expects that a portion of its emerging market governmental debt obligations will consist of "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.


     Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.


Investment Companies


     All of the Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.


     The International Equity Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The International Equity Fund may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.


     Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.


     The International Equity Fund may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.


Corporate Transactions Involving Portfolio Companies of "Dogs" of Wall Street
Fund

     "Dogs" of Wall Street Fund will employ a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by "Dogs" of Wall Street Fund will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in "Dogs" of Wall Street Fund's portfolio, the Fund generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in "Dogs" of Wall Street Fund's portfolio is automatically exchanged for a stock of another company, "Dogs" of Wall Street Fund will hold the newly acquired stock until such time as "Dogs" of Wall Street Fund's entire portfolio is rebalanced; however, "Dogs" of Wall Street Fund would not add to this position when it invests new cash flow. In the event that "Dogs" of Wall Street Fund were to receive cash in exchange for its entire position in an issuer upon a corporate event, "Dogs" of Wall Street Fund would not replace the issuer in its portfolio, but would hold only 29 stocks for the balance of the calendar year.


Diversification


     All of the Funds except the "Dogs" of Wall Street and International Equity Funds are classified as "diversified" for purposes of the 1940 Act. As "non-diversified" funds, the Funds are not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Funds make investments in excess of 5% of their assets in the securities of a particular issuer, their exposure to the risks associated with that issuer is increased. Because these Funds invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Funds or subject the Funds to greater price volatility than that experienced by diversified investment companies.


     All of the Funds, including "Dogs" of Wall Street and International Equity Funds intend to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of "Dogs" of Wall Street Fund's strategy would result in a violation of these requirements of the Code, it would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.


Loans of Portfolio Securities


     Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


     Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

Derivatives Strategies


     Each Fund may write (i.e., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions except that "Dogs" of Wall Street Fund does not intend to write call options on securities traded on foreign securities exchanges. After any such sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.


     The Balanced Assets and International Equity Funds also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.


Hedging Strategies


     For hedging purposes as a temporary defensive maneuver, each Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). In addition, the International Equity Fund may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. However, each such Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or, except with respect to "Dogs" of Wall Street Fund, (v) reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked. "Dogs" of Wall Street Fund does not intend to use Forward Contracts on foreign currencies, call and put options on foreign currencies or foreign currency Futures Contracts.


     For the International Equity Fund, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund's total assets in the case of non-bona fide hedging transactions. The Fund may enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.


     [If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.]

     Each Fund except "Dogs" of Wall Street Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

     A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. "Dogs" of Wall Street Fund does not intend to use this strategy. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

          Options on Securities. As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities except that "Dogs" of Wall Street Fund does not intend to engage in yield curve options or options on debt securities.

     When a Fund writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Fund retains the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment that a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     Options on Foreign Currencies. Each Fund except "Dogs" of Wall Street Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the

U.S. dollar value of a security that the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

          Options on Securities Indices. As noted above under "Hedging Strategies," each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

Futures and Options on Futures

          Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, each Fund except "Dogs" of Wall Street Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     Options on Futures. As noted above, certain Funds may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

Forward Contracts

     Each Fund except "Dogs" of Wall Street Fund may engage in Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Funds, other than the International Equity Fund, will use Forward Contracts for hedging purposes only.

     A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged"). The Funds, except "Dogs" of Wall Street Fund, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").


     A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Hedging Instruments and Their Use

     The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

     A Fund's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.


     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.


     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.


     In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

Regulatory Aspects of Hedging Instruments

     Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Fund, except International Equity Fund, intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

     Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used.

     In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

     When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.


Dollar Rolls


     The International Equity Fund may enter into "dollar rolls" in which a Fund sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Fund will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.


     Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.


Short Sales


     The International Equity Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales).
To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.


     Each Fund, except "Dogs" of Wall Street Fund, may make "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.


     A Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. A Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

Leverage


     In seeking to enhance investment performance, "Dogs" of Wall Street Fund, the New Century Fund, the Growth and Income Fund and the International Equity Fund may increase their ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. A Fund's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.


Special Situations


     A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Real Estate Investment Trusts ("REITs")


     The International Equity Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.


Future Developments


     Each Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Fund's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

     Under the following fundamental restrictions, no Fund may:

     1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"); provided, that this restriction does not apply to "Dogs" of Wall Street Fund and International Equity Fund.


     2. Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of companies having an operating history, together with predecessors, of less than three years of continuous operations, except that this restriction shall not apply to U.S. government securities; provided, that this restriction does not apply to "Dogs" of Wall Street Fund and International Equity Fund.

     3. (a) For all Funds except International Equity Fund: Purchase securities on margin, borrow money or pledge their assets, except that "Dogs" of Wall Street Fund, the New Century Fund and the Growth and Income Fund may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Further, to the extent that an investment technique engaged in by "Dogs" of Wall Street Fund or Growth and Income Fund required pledging of assets, the Fund may pledge assets in connection with such transactions. For purposes of this restriction and restriction (9) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and Statement of Additional Information are not deemed to constitute a pledge or loan of assets.


             (b) For International Equity Fund:  Borrow money, except that
         (i) the Fund may borrow in amounts up to 33% of its total assets for temporary or emergency purposes, (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets) and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


     4. Invest more than 25% of each Fund's assets in the securities of issuers engaged in the same industry, except that "Dogs" of Wall Street Fund may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria.


     5. Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and Statement of Additional Information, under policies developed by the Trustees and
         (b) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate, except that "Dogs" of Wall Street may engage in such transactions for speculation.


     6. Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.


     7. Make loans, except through (i) repurchase agreements, (ii) loans of portfolio securities, (iii) the purchase of portfolio securities consistent with a Fund's investment objectives and policies, as described in the Prospectus, and (iv) as otherwise permitted by exemptive order of the SEC.

     8. Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restriction (3).

          The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

     9. For all Funds except International Equity Fund: Make short sales of securities or maintain a short position, except that each Fund may effect short sales against the box.


    10. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.


    11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.


    12. For the International Equity Fund: Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derviative instruments shall not constitute purchasing securities on margin.

                              TRUSTEES AND OFFICERS

     The following table lists the Trustees and executive officers of the Trust, their ages and principal occupations during the past five years. The business address for each Trustee and executive officer is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc. and SunAmerica Strategic Investment Series, Inc. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.

------------------------------------------------------------------------------------------------------------------------
                                                                       Principal Occupations
Name, Age and Address                 Position with the Trust          During Past 5 Years
------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith, 67              Trustee                          Retired; formerly, President and General
                                                                       Manager, WCVB-TV, a division of the Hearst
                                                                       Corp. (1982 to 1994); Director/Trustee of SAMF
                                                                       and Anchor Series Trust ("AST").
------------------------------------------------------------------------------------------------------------------------
William F. Devin, 63                  Trustee                          Member of the Board of Governors of the Boston
                                                                       Stock Exchange (1985-Present).  Retired Executive
                                                                       Vice President of Fidelity Capital Markets, a
                                                                       division of National Financial Services
                                                                       Corporation (1966-1996); Director, CypressTree
                                                                       Senior Floating Rate Fund, Inc. (October 1997 to
                                                                       May 2001).  Director/Trustee of SAMF; SunAmerica
                                                                       Senior Floating Rate Fund, Inc. ("SASFR"); North
                                                                       American Funds Variable Product Series I
                                                                       ("NAFV I"); North American Funds Variable Product
                                                                       Series II ("NAFV II").
------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat, 60               Chairman of the Board            Attorney, solo practitioner, Chairman of the
                                                                       Boards of Directors/Trustees of SAMF, AST and
                                                                       SASFR.
------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman, 57                 Trustee                          Partner and Managing Member of B.B. Associates
                                                                       LLC (menswear specialty retailing and other
                                                                       activities) since June 1988; Director/Trustee
                                                                       of SAMF, AST and SASFR.
------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck*, 47                 Trustee and President            Director and President, SunAmerica, since
                                                                       August 1995; Director, AIG Asset Management
                                                                       International, Inc. ("AIGAMI") since February
                                                                       2000; Managing Director, John McStay Investment
                                                                       Counsel, L.P. ("JMIC") since June 1999;
                                                                       Director, SunAmerica Capital Services, Inc.
                                                                       ("SACS"), since August 1993; Director and
                                                                       President, SunAmerica Fund Services, Inc.
                                                                       ("SAFS"), since May 1988; President, SAMF and
                                                                       AST; Executive Vice President and Chief
                                                                       Operating Officer, SunAmerica, from May 1988 to
                                                                       August 1995; Executive Vice President, SACS,
                                                                       from November 1991 to August 1995.  [Update for
                                                                       North American Funds]
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                       Principal Occupations
Name, Age and Address                 Position with the Trust          During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven, 55              Trustee                          Retired Administrator.  Member of the Board of
                                                                       Regents of the University of Texas (May 2001 to
                                                                       present).  Formerly, President, United Way of the
                                                                       Texas Gulf Coast (1992-1998), Director, Houston
                                                                       Branch, Federal Reserve Bank of Dallas
                                                                       (1992-1999), Compaq Computer Corporation
                                                                       (1992-Present), Luby's Inc. (restaurant chain)
                                                                       (1998-Present), A.G. Belo Corporation (a media
                                                                       company) (1992-Present), SYSCO Corporation (food
                                                                       marketing and distribution company)
                                                                       (1996-Present), Board Member, Sisters of Charity
                                                                       of the Incarnate Word (1996-1999). Formerly,
                                                                       Director, CypressTree Senior Floating Rate Fund,
                                                                       Inc. (June 2000 to May 2001); President, United
                                                                       Way of Texas Gulf Coast, a not for profit
                                                                       organization (1992-1998); Director, Houston
                                                                       Branch of the Federal Reserve Bank of Dallas
                                                                       (1992-2000). Director/Trustee of SASFR, SAMF,
                                                                       NAFV I, NAFV II and USLIFE Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa, 71                 Trustee                          Founder and Chairman of the Board of the Sterpa
                                                                       Group (real estate), since 1962; Director, Real
                                                                       Estate Business Service and Countrywide
                                                                       Financial; Director/Trustee of SAMF.
-----------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz, 42                  Vice President                   Executive Vice President of SunAmerica,
                                                                       since April 1996; Director and Chairman of the
                                                                       Board, AIGAMI since February 2000; Vice
                                                                       President, SAMF since November 1999; Director
                                                                       and President, SACS, since April 1996;
                                                                       formerly, Executive Vice President, New England
                                                                       Funds, L.P. from July 1990 to April 1996.
                                                                       [Update for North American Funds]
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                       Principal Occupations
Name, Age and Address                 Position with the Trust          During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Peter C. Sutton, 36                   Treasurer                        Senior Vice President, SunAmerica, since April
                                                                       1997; Vice President, AIGAMI since February
                                                                       2000; Treasurer and Controller of Seasons
                                                                       Series Trust ("Seasons"), SunAmerica Series
                                                                       Trust ("SAST") and Anchor Pathway Fund ("APF")
                                                                       since February 2000; Treasurer of SAMF and AST,
                                                                       since February 1996; Vice President of SAST and
                                                                       APF since 1994; formerly, Assistant Treasurer
                                                                       of SAST and APF from 1994 to February 2000;
                                                                       Vice President, Seasons, since April 1997;
                                                                       formerly, Vice President, SunAmerica, from 1994
                                                                       to 1997; Controller, SAMF and AST, from March
                                                                       1993 to February 1996; Assistant Controller,
                                                                       SAMF and AST, from 1990 to 1993.  [Update for
                                                                       North American Funds]
-----------------------------------------------------------------------------------------------------------------------
Robert M. Zakem, 43                   Secretary and Chief Compliance   Senior Vice President and General Counsel,
                                      Officer                          SunAmerica, since April 1993; Vice President,
                                                                       General Counsel and Assistant Secretary, AIGAMI
                                                                       since February 2000; Executive Vice President,
                                                                       General Counsel and Director, SACS, since
                                                                       August 1993; Vice President, General Counsel
                                                                       and Assistant Secretary, SAFS, since January
                                                                       1994; Vice President, SAST, APF and Seasons;
                                                                       Assistant Secretary, SAST and APF, since
                                                                       September 1993; Assistant Secretary, Seasons,
                                                                       since April 1997; formerly, Vice President and
                                                                       Associate General Counsel, SunAmerica, from
                                                                       March 1992 to April 1993.  [Update for North
                                                                       American Funds]
-----------------------------------------------------------------------------------------------------------------------


     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SACS (the "Distributor") and other affiliates.

     The Trust pays each Trustee who is not an interested person of the Trust or SunAmerica (each a "disinterested Trustee") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of $40,000 in annual compensation for acting as director or trustee to all the retail funds in SAMF. In addition, each disinterested Trustee receives $20,000 in annual compensation from AST. Beginning January 1, 2001 each disinterested Trustee of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in SAMF. Officers of the Trust receive no direct remuneration in such capacity from the Trust or any of the Funds.


     In addition, each disinterested Trustee also serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of SAMF and AST. With respect to the Trust, each member of the committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of disinterested Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.


     The Trustees (and Directors) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the disinterested Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any SAMF (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SAMF with respect to which he or she is an Eligible Trustee. With respect to Sebastiano Sterpa, the disinterested Trustees have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SAMF for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause
(i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.


     As of November 1, 2001, the Trustees and officers of the Trust owned in the aggregate, less than 1% of each Class of the Trust's total outstanding shares.

     [Please update]


     [The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class's outstanding shares as of October 1, 2001: SunAmerica Blue Chip Growth - Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 6%; SunAmerica Growth and Income - Class Z - Fidelity Investments Institutional Operations Co ("FIIOC") as agent for certain employee benefit plans, Covington, KY 41015 - owned 4%; SunAmerica Growth Opportunities - Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 13%; SunAmerica "Dogs" of Wall Street
- Class A - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 5%; SunAmerica "Dogs" of Wall Street - Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 15%; SunAmerica "Dogs" of Wall Street - Class II - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 5%; SunAmerica New Century - Class II - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 11%; SunAmerica New Century - Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - owned 58%. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.]

     The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended September 30, 2000. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

     The International Equity Fund commenced operations on November 9, 2001. Immediately prior to commencement, SunAmerica was the sole initial shareholder of the Fund.

                                COMPENSATION TABLE


--------------------------------------------------------------------------------------------------------------------------
Trustee                          Aggregate         Pension or Retirement      Estimated Annual    Total Compensation from
                             Compensation from      Benefits Accrued as        Benefits Upon        Registrant and Fund
                                Registrant        Part of Trust Expenses*        Retirement           Complex Paid to
                                                                                                         Trustees*
--------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith                     $12,503                   $47,982               $29,670                   $65,000
--------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                      $13,139                   $30,673               $46,083                   $69,000
--------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                        $12,503                   $42,123               $60,912                   $65,000
--------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa **                     $12,829                   $11,447               $ 7,900                   $43,333
--------------------------------------------------------------------------------------------------------------------------
William F. Devin ***                       N/A                     N/A                     N/A                     N/A
--------------------------------------------------------------------------------------------------------------------------
Judith L. Craven ***                       N/A                     N/A                     N/A                     N/A
--------------------------------------------------------------------------------------------------------------------------


* Information is as of September 30, 2000 for the six investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF and AST.


**   Mr. Sterpa, Dr. Craven and Mr. Devin are not trustees of AST.


*** Mr. Devin and Dr. Craven were elected to the Board effective as of November 9, 2001.

                SUNAMERICA, ADVISER, PERSONAL SECURITIES TRADING,
                         DISTRIBUTOR AND ADMINISTRATOR


SunAmerica Asset Management Corp.


     SunAmerica, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as investment manager to the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of June 30, 2001, SunAmerica managed, advised and/or administered in excess of $28 billion of assets. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").


     AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.


     Under the Advisory Agreement, SunAmerica selects and manages the investments of each Fund, provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees. As discussed below, SunAmerica has retained AIGGIC as subadviser with respect to the International Equity Fund.


     In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Adviser, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of the Fund, at SunAmerica's own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica's duties.

     Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

     As compensation for its services to the Funds, SunAmerica receives a fee from each Fund, payable monthly, computed daily at the annual rate of .75% on the first $350 million of such Fund's average daily assets, .70% on the next $350 million of net assets and .65% on net assets over $700 million, except that SunAmerica receives a fee from "Dogs" of Wall Street Fund and International Equity Fund, payable monthly, computed daily at the annual rate of .35% and 1.00%, respectively, of average daily net assets.


     The following table sets forth the total advisory fees received by SunAmerica from each Fund pursuant to the Advisory Agreement for the fiscal years ended September 30, 2000, 1999 and 1998.

                                  ADVISORY FEES

                                       ADVISORY FEES*                             ADVISORY FEES WAIVED
------------------------------------------------------------------------------------------------------------------
FUND**                          2000           1999           1998             2000           1999           1998
------------------------------------------------------------------------------------------------------------------
Blue Chip                    $1,525,968     $1,053,472     $  844,891              -              -              -
Growth Fund
------------------------------------------------------------------------------------------------------------------
Growth Opportunities         $1,512,865     $  474,791     $  412,690              -              -              -
 Fund
------------------------------------------------------------------------------------------------------------------
New Century Fund             $2,670,121     $1,658,862     $1,818,045              -              -              -
------------------------------------------------------------------------------------------------------------------
Growth and Income Fund       $2,217,243     $1,424,693     $  977,786              -              -              -
------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund         $3,730,199     $3,113,448     $2,704,740              -              -              -
------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street        $  349,698     $  497,184     $   39,290              -              -        $39,290
 Fund
------------------------------------------------------------------------------------------------------------------

     * Without giving effect to voluntary fee waivers or expense reimbursements.

    **   The total advisory fees received by SunAmerica from the Prior
International Fund for the fiscal years ended October 31, 2000, 1999 and 1998 were $1,225,017, $945,209 and $877,072, respectively. Of these amounts, SunAmerica paid the following amounts to prior subadvisers to the Prior International Fund for the fiscal years ended October 31, 2000, 1999, and 1998:
$680,653, $554,455 and $527,676, respectively.


     The following table sets forth the fee waivers and expense reimbursements made to the Funds by SunAmerica for the fiscal years ended September 30, 2000, 1999 and 1998.

                      Fee Waivers and Expense Reimbursements

---------------------------------------------------------------------------------------------------
Fund**                              2000                                           1999
---------------------------------------------------------------------------------------------------
                      Class A  Class B   Class II  Class Z  Class A  Class B   Class II*  Class Z
---------------------------------------------------------------------------------------------------
Blue Chip Growth           --         -  $  7,812        -        -         -   $ 21,276        -
 Fund
---------------------------------------------------------------------------------------------------
Growth                      -         -  $  1,810        -        -         -   $ 22,232        -
 Opportunities Fund
---------------------------------------------------------------------------------------------------
New Century Fund            -         -  $  3,580  $21,496        -         -   $ 27,286  $44,107
---------------------------------------------------------------------------------------------------
Growth and Income           -         -  $  2,950  $31,980        -         -   $ 19,635  $36,877
 Fund
---------------------------------------------------------------------------------------------------
Balanced Assets Fund        -         -  $ 13,300        -        -         -   $ 27,876        -
---------------------------------------------------------------------------------------------------
"Dogs" of Wall        $52,356  $102,011  $134,637        -  $62,815  $103,645   $131,812        -
 Street Fund
---------------------------------------------------------------------------------------------------

---------------------------------------------------------
Fund**                       1998
---------------------------------------------------------
                      Class A  Class B  Class II  Class Z
---------------------------------------------------------
Blue Chip Growth           --        -         -        -
 Fund
---------------------------------------------------------
Growth                     --        -         -        -
 Opportunities Fund
---------------------------------------------------------
New Century Fund           --        -   $15,005  $17,656
---------------------------------------------------------
Growth and Income           -        -   $17,914  $ 7,891
 Fund
---------------------------------------------------------
Balanced Assets Fund        -        -         -  $ 8,754
---------------------------------------------------------
"Dogs" of Wall        $19,810  $20,253   $15,437        -
 Street Fund
---------------------------------------------------------

* Class II shares were previously designated as Class C shares except for "Dogs" of Wall Street Fund.

** The fee waivers and expense reimbursements made to the Prior International Fund by SunAmerica for the fiscal years ended October 31, 2000, 1999 and 1998 were $57,093, $195,923 and $344,811, respectively.


     The Advisory Agreement continues in effect with respect to each Fund after an initial two-year term from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Fund's outstanding voting securities. The Advisory Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Fund's outstanding voting securities or by SunAmerica. The Advisory Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).


     Under the terms of the Advisory Agreement, SunAmerica is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


AIGGIC


     AIGGIC acts as subadviser to the International Equity Fund pursuant to a subadvisory agreement with SunAmerica (the "Subadvisory Agreement").


     In its capacity as subadvisor, AIGGIC performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the AIGGIC's fees. AIGGIC is a wholly owned subsidiary of AIG and an affiliate of SunAmerica.


     The annual rate of fees that SunAmerica pays to AIGGIC is equal to [ ]% of the average daily net assets of the Fund.


     The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of AIGGIC (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with AIGGIC) AIGGIC shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which the Subadvisory Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, SunAmerica shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under the Subadvisory Agreement.


Personal Securities Trading


     The Trust and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.


     AIGGIC has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, AIGGIC reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.


The Distributor


     The Trust, on behalf of each class of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

     SACS serves as Distributor of Class I shares for Blue Chip Growth, Growth Opportunities, Growth and Income, Balanced Assets, International Equity and New Century Funds and Class Z shares with respect to the New Century and Growth and Income Funds and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

     Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributors which are: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp., AIG International Securities, Inc. and Pembrook Securities, Inc. certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.


     The Trust, on behalf of each Class I share of each applicable Fund, has entered into a services agreement (the "Class I Services Agreement") with SACS to provide additional shareholder services to Class I Shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Trust of 0.25% of the average daily net assets of each Fund's Class I shares.


Distribution Plans


     Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors. Pursuant to such rule, the Funds have adopted Distribution Plans for Class A, Class B and Class II shares (hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively as the "Distribution Plans"). There is no Distribution Plan in effect for Class I or Z shares.

     The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Shareholder Account Information" in the Prospectus for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of a Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

     The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

     It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

     The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended September 30, 2000, 1999 and 1998.

             Distribution and Account Maintenance and Service Fees

Fund***                      2000                           1999                            1998
---------------------------------------------------------------------------------------------------------------
               Class A     Class B    Class II  Class A    Class B    Class II*  Class A    Class B    Class II
---------------------------------------------------------------------------------------------------------------
Blue Chip     $  474,450  $  632,467  $ 46,588  $330,715  $  457,293   $  2,433  $257,768  $  390,042         -
Growth Fund
---------------------------------------------------------------------------------------------------------------
Growth        $  436,037  $  545,668  $226,033  $173,250  $  135,817   $  2,237  $151,368  $  117,776         -
Opportunities
Fund
---------------------------------------------------------------------------------------------------------------
New Century   $  801,745  $1,187,778  $ 75,980  $494,047  $  780,353   $ 10,992  $515,835  $  939,577   $ 1,105
Fund
---------------------------------------------------------------------------------------------------------------
Growth and    $  389,836  $1,582,043  $257,171  $268,818  $1,085,415   $ 44,417  $200,444  $  728,174   $ 2,563
Income Fund
---------------------------------------------------------------------------------------------------------------
Balanced      $1,040,454  $1,913,526  $192,600  $824,262  $1,823,284   $ 19,720  $645,067  $1,770,905         -
Assets Fund
---------------------------------------------------------------------------------------------------------------
"Dogs" of     $   53,469  $  344,479  $501,127  $ 93,816  $  469,277   $683,971  $ 16,281  $   34,839   $30,904
Wall Street
Fund**
---------------------------------------------------------------------------------------------------------------

* For the period from 3/22/98 (for those Funds for which Class II shares were previously designated as Class C shares).
** For the period from 6/8/98 (commencement of offering of shares of "Dogs" of Wall Street Fund).

*** For the fiscal years ended October 31, 2000, 1999 and 1998, the Prior International Fund paid the Distributor $130,871, $100,842 and $90,504, respectively, for distribution and account maintenance and service fees for Class A shares; $555,736, $474,505 and $474,411, respectively, for distribution and account maintenance and service fees for Class B shares; and $181,751, $95,731 and $63,753, respectively, for distribution and account maintenance and service fees for Class II shares.

     Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution

Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

The Administrator


     The Trust has entered into a Service Agreement, under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.


     Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Fund, computed and payable monthly based upon an annual rate of .22% of average daily net assets of Class A, Class B, Class II and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent"). No portion of such fee is paid or reimbursed by Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

     The Service Agreement dated January 1, 1999 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                       PORTFOLIO TRANSACTIONS AND BROKERAGE

     As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

     The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

     Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

     The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 2000, 1999 and 1998.

                            2000 Brokerage Commissions


--------------------------------------------------------------------------------------------------------------------------
                                      Aggregate         Amount paid to     Percentage paid to     Percentage of Amount of
                                      Brokerage           Affiliated           Affiliated         Transactions Involving
                                     Commissions        Broker-Dealers       Broker-Dealers       Payment of Commissions
                                                                                                       to Affiliated
                                                                                                      Broker-Dealers
--------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                       $147,917           -                     -                      -
--------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   $258,774           -                     -                      -
--------------------------------------------------------------------------------------------------------------------------
New Century Fund                            $429,095           -                     -                      -
--------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                      $277,118           -                     -                      -
--------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                        $294,397           -                     -                      -
--------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund                  $331,096           -                     -                      -
--------------------------------------------------------------------------------------------------------------------------
Prior International Fund*                   $437,017         $7,317                 1.67%                  6.51%
--------------------------------------------------------------------------------------------------------------------------

*Information shown for the Prior International Fund is for the fiscal year ended October 31.

                            1999 Brokerage Commissions


-------------------------------------------------------------------------------------------------------------------------
                                     Aggregate        Amount paid to    Percentage paid to      Percentage of Amount of
                                     Brokerage          Affiliated          Affiliated          Transactions Involving
                                    Commissions       Broker-Dealers      Broker-Dealers       Payment of Commissions to
                                                                                               Affiliated Broker-Dealers
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund               $150,687                -                    -                         -
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund           $200,592                -                    -                         -
-------------------------------------------------------------------------------------------------------------------------
New Century Fund                    $578,802                -                    -                         -
-------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund              $251,845                -                    -                         -
-------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                $319,677                -                    -                         -
-------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund          $308,838                -                    -                         -
-------------------------------------------------------------------------------------------------------------------------
Prior International Fund*           $417,746             $11,980                2.87%                     1.71%
-------------------------------------------------------------------------------------------------------------------------

*Information shown for the Prior International Fund is for the fiscal year ended October 31.

                            1998 Brokerage Commissions


-------------------------------------------------------------------------------------------------------------------------
              Fund                    Aggregate        Amount paid to    Percentage paid to     Percentage of Amount of
                                      Brokerage          Affiliated          Affiliated          Transactions Involving
                                     Commissions       Broker-Dealers      Broker-Dealers      Commissions to Affiliated
                                                                                                     Broker-Dealers
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                 $200,611               -                    -                        -
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund             $311,563               -                    -                        -
-------------------------------------------------------------------------------------------------------------------------
New Century Fund                      $907,232               -                    -                        -
-------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                $416,442             $   900               0.22%                    0.08%
-------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                  $400,019               -                    -                        -
-------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund            $ 80,551               -                    -                        -
-------------------------------------------------------------------------------------------------------------------------
Prior International Fund*             $776,510            $24,201                3.10%                    2.90%
-------------------------------------------------------------------------------------------------------------------------

*Information shown for the Prior International Fund is for the fiscal year ended October 31.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

     Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

     Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

     Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or
(iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares). Class I and Class Z shares are not subject to any sales charges. Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation.

     The following tables set forth the front-end sales concessions with respect to Class A and Class II shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended September 30, 2000, 1999 and 1998.

                                       2000

----------------------------------------------------------------------------------------------------------------------
                      Front-End Sales    Front-End Sales    Amount Reallowed       Contingent          Contingent
       Fund            Concessions-        Concessions-       to Affiliated      Deferred Sales      Deferred Sales
                      Class A Shares     Class II Shares*    Broker-Dealers      Charge-Class B      Charge-Class II
                                                                                     Shares              Shares
----------------------------------------------------------------------------------------------------------------------
Blue Chip Growth        $  530,793            $ 75,365         $  275,470            $143,698             $  5,505
 Fund
----------------------------------------------------------------------------------------------------------------------
Growth                  $3,012,938            $538,146         $1,267,806            $ 71,244             $ 12,345
 Opportunities Fund
----------------------------------------------------------------------------------------------------------------------
New Century Fund        $  594,627            $ 60,690         $  300,153            $141,830             $  7,402
----------------------------------------------------------------------------------------------------------------------
Growth and Income       $  916,828            $253,683         $  496,354            $309,488             $ 10,895
 Fund
----------------------------------------------------------------------------------------------------------------------
Balanced Assets         $1,504,245            $208,886         $1,084,503            $218,036             $  9,911
 Fund
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall              $   61,109            $ 48,911         $   19,690            $420,958             $128,314
 Street Fund
----------------------------------------------------------------------------------------------------------------------
Prior                       $  211,706            $109,270         $  173,617            $120,560             $  9,126
 International
 Fund**
----------------------------------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.

** Information shown for the Prior International Fund is for the fiscal year ended October 31.

                                     1999

----------------------------------------------------------------------------------------------------------------------
                     Front-End Sales     Front-End Sales    Amount Reallowed       Contingent          Contingent
      Fund         Concessions- Class      Concessions-       to Affiliated      Deferred Sales      Deferred Sales
                        A Shares         Class II Shares*    Broker-Dealers      Charge-Class B      Charge-Class II
                                                                                     Shares              Shares
----------------------------------------------------------------------------------------------------------------------
Blue Chip Growth       $  298,085          $    6,906         $  142,863            $ 86,111              $ 1,481
 Fund
----------------------------------------------------------------------------------------------------------------------
Growth
 Opportunities         $  130,444          $    8,863         $   76,316            $ 10,075              $   942
 Fund

----------------------------------------------------------------------------------------------------------------------
New Century Fund       $  390,768          $   33,111         $  209,011            $221,333              $   358
----------------------------------------------------------------------------------------------------------------------
Growth and             $  730,023          $  112,774         $  411,024            $223,383              $ 8,210
 Income Fund
----------------------------------------------------------------------------------------------------------------------
Balanced Assets        $1,479,533          $  110,708         $1,075,044            $178,476              $ 1,443
 Fund
----------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall         $1,180,588          $1,298,256         $  225,064            $180,715              $60,921
 Street Fund
----------------------------------------------------------------------------------------------------------------------
Prior                  $  189,597          $   49,633         $  122,807            $200,374              $ 3,583
International
Fund**
----------------------------------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.

** Information shown for the Prior International Fund is for the fiscal year ended October 31.

                                       1998

-----------------------------------------------------------------------------------------------------------------------
                     Front-End Sales     Front-End Sales     Amount Reallowed       Contingent          Contingent
      Fund         Concessions- Class      Concessions-        to Affiliated      Deferred Sales      Deferred Sales
                        A Shares         Class II Shares*     Broker-Dealers      Charge-Class B      Charge-Class II
                                                                                      Shares             Shares**
-----------------------------------------------------------------------------------------------------------------------
Blue Chip Growth        $147,076                -                $ 69,677            $ 43,371                 -
 Fund
-----------------------------------------------------------------------------------------------------------------------
Growth                  $ 52,243                -                $ 31,728            $ 28,118                 -
 Opportunities
 Fund
-----------------------------------------------------------------------------------------------------------------------
New Century Fund        $425,373                -                $218,719            $291,969                 -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Growth and              $706,772                -                $329,966            $177,476                 -
 Income Fund
-----------------------------------------------------------------------------------------------------------------------
Balanced Assets         $953,420                -                $709,993            $218,815                 -
 Fund
-----------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall          $935,429            $329,611             $ 74,104            $  5,159               $  970
 Street Fund***
-----------------------------------------------------------------------------------------------------------------------
Prior                   $341,296                   -             $145,456            $128,111               $6,227
International
Fund****
-----------------------------------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end salescharge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.
** For the period from 2/2/98 (for those Funds for which Class II shares were previously designated as Class C shares)
*** For the period from 6/8/98 (commencement of offering of shares of "Dogs" of Wall Street Fund)

**** Information shown for the Prior International Fund is for the fiscal year ended October 31.

Contingent Deferred Sales Charges ("CDSCs") Applicable to Class B Shares

     Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

Years after purchase              CDSC on shares being sold
1st or 2nd year                   4.00%
3rd or 4th year                   3.00%
5th year                          2.00%
6th year                          1.00%
7th year and thereafter           None

     Any Class B shares purchased on/after December 6, 2000 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCs Applicable to Shareholders who Acquired Shares of a Fund through a Reorganization


     For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B


Years after purchase                           CDSC on shares being sold
Up to 2 years                                  5.00%
2 years or more but less than 3 years          4.00%
3 years or more but less than 4 years          3.00%
4 years or more but less than 5 years          2.00%
5 years or more but less than 6 years          1.00%
6 or more years                                None


                                     CLASS II


                     (called Class C of North American Funds)



Years after purchase                           CDSC on shares being sold
Up to 1 year                                   1.00%
1 year or more                                 None


Waiver of CDSC


     As discussed under "Shareholder Account Information" in the respective Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death


     CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

Disability


     CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions or Loans


     CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan


     CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

Purchases through the Distributor


     An investor may purchase shares of a Fund through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Fund's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check


     Checks should be made payable to the specific Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-

3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected.

     Purchase through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

     Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

        . You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

        . Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

        .  Instruct the bank to wire the specified amount to the Transfer Agent:
           State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares


     To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMFs) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.


Reduced Sales Charges (Class A Shares only)


     As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.


Combined Purchase Privilege


     The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

        i. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

        ii. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

        iii. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

        iv. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

        v. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

        vi.   group purchases as described below.

     A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation


     A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

Letter of Intent


     A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.


Reduced Sales Charge for Group Purchases


     Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

     Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Shareholder Account Information" in each Prospectus for certain information as to the redemption of Fund shares.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Funds may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. The Funds, other than the International Equity Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                                EXCHANGE PRIVILEGE

     Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at
(800) 858-8850.


     If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.


     A shareholder who acquires Class B or Class II shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

     Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

     In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                         DETERMINATION OF NET ASSET VALUE

     The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

     A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                                 PERFORMANCE DATA

     Each Fund may advertise performance data that reflects various measures of total return and the Balanced Assets Fund may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A, Class B, Class II, Class I and Class Z shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                 P(1 + T)to the Nth power = ERV

     P    =    a hypothetical initial purchase payment of $1,000
     T    =    average annual total return
     N    =    number of years
     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10- year periods (or fractional portion thereof).

     The above formula assumes that:

        a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

        b.  All dividends and distributions are reinvested at net asset value;
            and

        c. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

        The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended September 30, 2000 is presented below. No performance information is shown for Class I of any Fund since they commenced operations on November 9, 2001; however, information for Class I is computed in the same manner as described herein.

-------------------------------------------------------------------------------------------------------------
                                            Since                 One                  Five          Ten
Class A Shares                            Inception               Year                 Years        Years
-------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                      18.67% 1              26.92%                22.44%        N/A
-------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                  19.01% 2              90.42%                30.72%       24.33%
-------------------------------------------------------------------------------------------------------------
New Century Fund                           17.57% 3              62.81%                21.91%       24.61%
-------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     22.87% 4              20.30%                24.24%        N/A
-------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                       13.61% 5               9.04%                14.99%        N/A
-------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund                -10.32% 6             -19.03%                 N/A          N/A
-------------------------------------------------------------------------------------------------------------
International Equity Fund*                 -4.56% 7               2.76%                 N/A          N/A
-------------------------------------------------------------------------------------------------------------

(1) Date of inception:  October 8, 1993.
(2) Date of inception:  January 28, 1987.
(3) Date of inception:  January 28, 1987.
(4) Date of inception:  July 1, 1994.
(5) Date of inception:  September 24, 1993.
(6) Date of inception: June 8, 1998.

(7) Date of inception: November 16, 1996.
*   Reflects performance of the Prior International Fund for the periods shown.


-------------------------------------------------------------------------------------------------------------
                                            Since                 One                 Five          Ten
Class  B Shares                           Inception               Year               Years         Years
-------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                      14.25% 1              29.80%              22.92%        19.02%
-------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                  23.93% 2              96.58%              31.17%         N/A
-------------------------------------------------------------------------------------------------------------
New Century Fund                           20.97% 3              67.59%              22.42%         N/A
-------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     23.31% 4              22.74%              24.76%         N/A
-------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                       13.00% 5              10.98%              15.41%        14.88%
-------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund                -10.06% 6             -18.62%               N/A           N/A
-------------------------------------------------------------------------------------------------------------
International Equity Fund *                -3.36% 7               2.94%               N/A           N/A
-------------------------------------------------------------------------------------------------------------

(1) Date of inception:  March 13, 1985.
(2) Date of inception:  October 4, 1993.
(3) Date of inception:  September 24, 1993.
(4) Date of inception:  July 6, 1994.
(5) Date of inception:  January 29, 1985.
(6) Date of inception:  June 8, 1998.

(7) Date of inception:  November 16, 1996.
*  Reflects performance of the Prior International Fund for the periods shown.

---------------------------------------------------------------------
     Class II Shares                        Since            One
                                          Inception          Year
---------------------------------------------------------------------
Blue Chip Growth Fund                      20.37% 3         31.23%
---------------------------------------------------------------------
Growth Opportunities Fund                  60.05% 3         97.43%
---------------------------------------------------------------------
New Century Fund                           35.47% 1         68.76%
---------------------------------------------------------------------
Growth and Income Fund                     19.69% 1         24.51%
---------------------------------------------------------------------
Balanced Assets Fund                        8.71% 3         12.81%
---------------------------------------------------------------------
"Dogs" of Wall Street Fund                 -8.98% 2        -16.48%
---------------------------------------------------------------------
International Equity Fund *                -1.36% 4          3.44%
---------------------------------------------------------------------

(1) Date of inception:  February 2, 1998.
(2) Date of inception:  June 8, 1998.
(3) Date of inception:  February 2, 1999.

(4) Date of inception:  March 6, 1997.
* Reflects performance of the previously designated Class C shares of the Prior International Fund for the periods shown.

----------------------------------------------------------------------------------------------------------------
                                                  Since             One              Five              Ten
              Class Z Shares                    Inception           Year             Years            Years
----------------------------------------------------------------------------------------------------------------
New Century Fund                                 24.75% 1          73.63%             N/A              N/A
----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                           18.29% 2          28.29%             N/A              N/A
----------------------------------------------------------------------------------------------------------------

(1) Date of inception:  October 7, 1996.
(2) Date of inception:  April 15, 1998.

     Each Fund may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

Comparisons

     Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:

        . Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.


        . Standard & Poor's 500 Composite Stock Price Index or its component indices --an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


        . Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.


        . The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


        . Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


        . Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.


        . CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


        . Mutual Fund Source Book, Principia, and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.


        . Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.


        . Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.


        . Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates --historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.


        . Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.


        . Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index --unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

        . Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.


        . Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. --Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.


        . Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.


        . Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.


        . Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.


        . Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.


        . Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.


        . Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

               Australian Dollars       Netherlands Guilders

               Canadian Dollars         Swiss Francs

               European Currency Units  UK Pound Sterling

               French Francs            U.S. Dollars

               Japanese Yen             German Deutsche Marks

        . J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the U.S.


        . Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.


        . NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.


        . The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.


        . First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.


        . Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities list on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the U.S.


        . Russell 3000 and 2000 Index -- represents the top 3,000 and the next 2,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.


        . Russell Mid-Cap Growth Index -- contains those Russell Mid-Cap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.


        . Russell 1000 Index -- measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

        . Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.


        . Russell 2000 Growth Index -- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


        . NASDAQ Composite Index -- is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.


        . Russell 3000 Growth Index -- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


        . Lehman Brothers Aggregate Bond Index -- represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


        . Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.


        . Russell 1000 Value Index -- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


        .    Wilshire Large Cap Value Index -- measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. Specifically, a Fund may compare its performance to that of certain indices that include securities with government guarantees. However, a Fund's shares do not contain any such guarantees. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                        DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions


     Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net short-term capital losses ("capital gain distributions"), if any, will be distributed to the registered holders at least annually. With respect to capital gain distributions, each Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

     Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund's close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

Taxes


     Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment companies ("RICs") under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.


     In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).


     As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.


     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.


     Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.


     Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to the sale of shares acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

     Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.


     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund, with the exception of the International Equity Fund, will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.


     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.


     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.


     A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

     Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

     The Growth and Income Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount.
Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

     A Fund may be required to backup withhold U.S. Federal income tax at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.


     Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                 RETIREMENT PLANS

     Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.


Pension and Profit-Sharing Plans


     Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.


Tax-Sheltered Custodial Accounts


     Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.


Traditional Individual Retirement Accounts


     Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a "SEP-IRA". Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension ("SARSEP")


     A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.


Savings Incentive Match Plan for Employees ("SIMPLE IRA")


     This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.


Roth IRA


     Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.


Education IRA


     Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

     Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

     Currently, seven series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the Blue Chip Growth Fund, the Growth Opportunities Fund, the New Century Fund, the Growth and Income Fund, the Balanced Assets Fund, "Dogs" of Wall Street Fund and International Equity Fund. The "Dogs" of Wall Street Fund has been divided into three classes of shares, designated as Class A, Class B and Class II shares. The Growth Opportunities Fund, Balanced Assets Fund and Blue Chip Growth Fund have each been divided into four classes of shares, designated as Class A, Class B, Class II and Class I shares. The New Century Fund has been divided into five classes of shares, designated as Class A, Class B, Class II, Class I and Class Z shares. The International Equity Fund has been divided into four classes of shares, designated as Class A, Class B, Class II and Class I shares. The Growth and Income Fund has been divided into five classes of shares, designated as Class A, Class B, Class II, Class I and Class Z shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

     Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders' meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

     All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class I shares are not subject to any sales charge or any distribution fee, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee, and
(viii) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMFs that offers that class except that Class II shares will be exchangeable into Class C shares of the other SAMFs that do not offer Class II. All shares of the

Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

     Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                              ADDITIONAL INFORMATION

Computation of Offering Price per Share

     The following is the offering price calculation for each Class of shares of the Funds, based on the value of each Fund's net assets as of September 30, 2000. The offering price calculation for the International Equity Fund is based on the value of the Fund's net assets as of October 31, 2000. The offering price calculation for Class I is based on the value of the Fund's net assets as of the commencement of the offering of its shares.


---------------------------------------------------------------------------------------------------------
                                                            Blue Chip Growth Fund**
---------------------------------------------------------------------------------------------------------
                                          Class A           Class B          Class I        Class II +
---------------------------------------------------------------------------------------------------------
Net Assets..........................      $152,788,583      $67,586,012                        $8,938,899
---------------------------------------------------------------------------------------------------------
Number of Shares Outstanding........         5,264,369        2,480,812                           328,726
---------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net
 assets divided by number of shares)      $      29.02      $     27.24                        $    27.19
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Sales Charge
    for Class A Shares: 5.75% of
    offering price (6.10% of net
    asset   value per share)*......               1.77                -                -                -

    for Class II Shares: 1.00% of
    offering price (1.01% of net
    asset value per share)*                          -                -                -             0.27
---------------------------------------------------------------------------------------------------------
Offering Price......................      $      30.79      $     27.24                        $    27.46
---------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.


                                                          Growth Opportunities Fund**
----------------------------------------------------------------------------------------------------------
                                         Class A           Class B           Class I         Class II +
----------------------------------------------------------------------------------------------------------
Net Assets.........................      $206,531,486      $108,083,387                        $65,322,050
----------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.......         5,062,754         2,844,090                          1,720,275
----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net
 assets divided by number of             $      40.79      $      38.00                        $     37.97
 shares)...........................
----------------------------------------------------------------------------------------------------------
Sales Charge
    for Class A Shares: 5.75% of
    offering price (6.10% of net
asset   value per share)*..........              2.49                 -                -                 -

    for Class II Shares: 1.00% of
    offering price (1.01% of net
    asset value per share)*                         -                 -                -              0.38
----------------------------------------------------------------------------------------------------------
Offering Price.....................      $      43.28      $      38.00                        $     38.35
----------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.


+ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

------------------------------------------------------------------------------------------------------------
                                                                     New Century Fund**
------------------------------------------------------------------------------------------------------------
                                                  Class A       Class B     Class I  Class II +    Class Z
------------------------------------------------------------------------------------------------------------
Net Assets....................................  $253,359,285  $122,004,422           $10,847,570  $3,359,933
------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding..................     6,159,207     3,159,564               281,372      79,512
------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
 divided by number of shares).................  $      41.14  $      38.61           $     38.55  $    42.26
------------------------------------------------------------------------------------------------------------
Sales Charge
for Class A Shares: 5.75% of offering price
 (6.10% of net asset value per share)*........          2.51             -                   -           -

for Class II Shares: 1.00% of offering price
 (1.01% of net asset value per share)*                   -               -                  0.39         -
------------------------------------------------------------------------------------------------------------
Offering Price................................  $      43.65  $      38.61           $     38.94  $    42.26
------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.


---------------------------------------------------------------------------------------------------
                                                          Growth and Income Fund**
---------------------------------------------------------------------------------------------------
                                           Class A       Class B     Class I  Class II +   Class Z
---------------------------------------------------------------------------------------------------
Net Assets.............................  $127,168,433  $176,395,005           $39,986,124  $607,012
---------------------------------------------------------------------------------------------------
Number of Shares Outstanding...........     6,358,281     9,072,349             2,059,320    29,942
---------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
 divided by number of shares)..........  $      20.00  $      19.44           $     19.42  $  20.27
---------------------------------------------------------------------------------------------------
Sales Charge
for Class A Shares: 5.75% of offering
 price (6.10% of net asset value per
 share)*...............................          1.22             -                     -         -

for Class II Shares: 1.00% of offering
 price (1.01% of net asset value per
 share)*                                            -             -                  0.20         -
---------------------------------------------------------------------------------------------------
Offering Price.........................  $      21.22  $      19.44           $     19.62  $  20.27
---------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

                                                          Balanced Assets Fund
---------------------------------------------------------------------------------------------------------
                                    Class A            Class B            Class I          Class II ++
---------------------------------------------------------------------------------------------------------
Net Assets...................       $319,598,273       $174,935,612                           $29,505,687
---------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding..................         15,249,939          8,363,796                             1,409,271
---------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares
(net assets divided by
number of shares)............       $      20.96       $      20.92                           $     20.94
 ---------------------------------------------------------------------------------------------------------
Sales Charge
 for Class A Shares: 5.75% of
 offering price (6.10% of
 net asset value per share)*                1.28                -                                     -

 for Class II Shares: 1.00%
 of offering price (1.01% of
 net asset value per share)*                  -                 -                                    0.21
---------------------------------------------------------------------------------------------------------
Offering Price...............       $      22.24       $      20.92                           $     21.15
---------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+   The offering of shares of "Dogs" of Wall Street Fund commenced on June 1,
    1998.
++ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

---------------------------------------------------------------------------------------
                                             "Dogs" of Wall Street Fund**
---------------------------------------------------------------------------------------
                                    Class A             Class B          Class II ++
---------------------------------------------------------------------------------------
Net Assets...................          $8,731,858        $21,221,164        $24,110,479
---------------------------------------------------------------------------------------
Number of Shares Outstanding.             902,973          2,206,750          2,507,422
---------------------------------------------------------------------------------------
Net Asset Value Per Shares
(net assets divided by
number of shares)............          $     9.67        $      9.62        $      9.62
---------------------------------------------------------------------------------------
Sales Charge
 for Class A Shares: 5.75% of
 offering price (6.10% of
 net asset value per share)*                 0.59                  -                  -

 for Class II Shares: 1.00%
 of offering price (1.01% of
 net asset value per share)*                    -                  -               0.10
---------------------------------------------------------------------------------------
Offering Price...............          $    10.26        $      9.62        $      9.72
---------------------------------------------------------------------------------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+   The offering of shares of "Dogs" of Wall Street Fund commenced on June 1,
    1998.
++ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

                                                      International Equity Fund**+
-------------------------------------------------------------------------------------------
                                               Class A      Class B    Class I  Class II ++
-------------------------------------------------------------------------------------------
Net Assets.................................  $49,085,256  $48,901,181           $20,367,122
-------------------------------------------------------------------------------------------
Number of Shares Outstanding...............    3,398,272    3,474,334             1,446,942
-------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
 divided by number of shares)..............  $     14.44  $     14.07           $     14.08
-------------------------------------------------------------------------------------------
Sales Charge
 for Class A Shares: 5.75% of offering
 price (6.10% of net asset value per         $      0.88
 share)*...................................                         -                     -

 for Class II Shares: 1.00% of offering
 price (1.01% of net asset value per                                            $      0.14
 share)*                                               -            -
-------------------------------------------------------------------------------------------
Offering Price.............................  $            $                     $
-------------------------------------------------------------------------------------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class I shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
*** Class I shares commenced as of the date of this Statement of Additional Information.
+    Information shown is for the Prior International Fund.
++ Class C shares (which were redesignated as Class II shares) commenced on April 1, 1999. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.


Reports to Shareholders

     The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

Custodian and Transfer Agency

     State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

Independent Auditors and Legal Counsel


     Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, serves as the Trust's independent auditors and in that capacity examines the annual financial statements of the Trust. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Trust.

                               FINANCIAL STATEMENTS

     The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual and semi-annual reports to shareholders. Additionally, the of North American Funds and the financial statements of the International Equity Portfolio of Style Select Series, Inc. (the Prior International Fund) are incorporated by reference to its 2000 annual and semi-annual reports to shareholders. You may request a copy of the Trust's annual and semi-annual reports and the annual and semi-annual reports of International Equity Portfolio of SunAmerica Style Select Series, Inc. at no charge by calling (800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                     APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody's Corporate Ratings

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                  Appendix - 1

     C           Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.
The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody's Commercial Paper Ratings

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --        Leading market positions in well-established industries
     --        High rates of return on funds employed
     --        Conservative capitalization structures with moderate reliance on debt and ample asset protection
     --        Broad margins in earnings coverage of fixed financial charges and high internal cash generation
     --        Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may

                                 Appendix - 2
result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate Debt Ratings

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable.
Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                 Appendix - 3

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

                                 Appendix - 4

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor's Commercial Paper Ratings

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are

                                 Appendix - 5
graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                 Appendix - 6

                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits.

          (a) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (b) By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (c) Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

          (d) (i) Amended and Restated Investment Advisory and Management Agreement. To be filed by amendment.


              (ii) Subadvisory Agreement between SumAmerica and AIG Global Investment Corp. ("AIGGIC"). To be filed by amendment.


          (e) (i) Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on
                    January 29, 1999.

              (ii)  Form of Dealer Agreement. To be filed by amendment.


          (f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (g) Custodian Contract, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (h) (i) Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

              (ii) Service Agreement, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

              (iii) Services Agreement. To be filed by amendment.

          (i)  Opinion and Consent of Counsel. To be filed by amendment.

          (j)(i)   Consent of Ernst & Young LLP. To be filed by amendment.

             (ii) Consent of PricewaterhouseCoopers LLP. To be filed by amendment.


             (iii) Report of Independent Accountants. Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 31, 2001.


          (k)  Inapplicable.

          (l)  Inapplicable.

          (m)  (i)   Form of Distribution Plan pursuant to Rule 12b-1 (Class A
                     shares). Incorporated herein by reference to Post-Effective
                     Amendment No. 25 to Registrant's Registration Statement on
                     Form N-1A (File No. 33-8021) filed on January 29, 1999.

               (ii) Form of Distribution Plan pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

               (iii) Form of Distribution Plan pursuant to Rule 12b-1 (Class II shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

          (n)  Inapplicable

          (o) (i) Amended and Restated Plan Pursuant to Rule 18f-3. To be filed by amendment.


               (ii) Power of Attorney. To be filed by amendment.

          (p) (i) Code of Ethics for SunAmerica Asset Management Corp. and SunAmerica Capital Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 31, 2001.


               (ii) Code of Ethics for AIGGIC. To be filed by amendment.


Item 24.  Persons Controlled By or Under Common Control with Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification.

     5.1  Indemnification of Trustees, Officers, Employees and Agents.
          -----------------------------------------------------------

          (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of
                             ---------------
itself, create a presumption that, the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

          (c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

          (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

               (2)   The determination shall be made:

               (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

               (ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

               (iii) by the Shareholders.

               (3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 ("Disabling Conduct"). A person shall be deemed not liable by reason of Disabling Conduct if, either:

          (i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("Indemnitee") was not liable by reason of Disabling Conduct; or

          (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either

               (A) a majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

               (B) an independent legal counsel in a written opinion.

       (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

               (1) authorized in the specific case by the Trustees; and

               (2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

               (3)  either,

           (i)   such person provides a security for his undertaking; or

           (ii) the Trust is insured against losses by reason of any lawful advances; or

           (iii) a determination, based on a review or readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either

           (A) A majority of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                        (B) an independent legal counsel in a written opinion.

                (f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another application while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

                (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

                (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.        Business and Other Connections of the Investment Adviser.

                Information concerning the business and other connections of SunAmerica Asset Management Corp. is incorporated herein by reference to SunAmerica Asset Management Corp.'s Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

                Information concerning the business and other connections of AIGGIC is incorporated herein by reference to AIGGIC's Form ADV (File No. 801-18759), which is currently on file with the Securities and Exchange Commission.


                Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Personal Trading, Distributor and Administrator" and "Trustees and Officers" constituting Part B of the Registration Statement.

Item 27.        Principal Underwriters.

       (a) The principal underwriter of the Registrant also acts as principal underwriter for:

                SunAmerica Income Funds
                SunAmerica Money Market Funds, Inc.
                SunAmerica Style Select Series, Inc.
                SunAmerica Strategic Investment Series, Inc.
                Brazos Mutual Funds


       (b) The following persons are the officers and directors of SunAmerica Capital Services,

      Inc., the principal underwriter of Registrant's Shares:


       Name and Principal
       Business Address         Position With Underwriter    Position with the Registrant
       ----------------         -------------------------    ----------------------------
-----------------------------------------------------------------------------------------
Peter A. Harbeck              Director                       Trustee and President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
-----------------------------------------------------------------------------------------
J. Steven Neamtz              President and Director         Vice President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
-----------------------------------------------------------------------------------------
Robert M. Zakem               Executive Vice President,      Secretary and Chief
The SunAmerica Center         General Counsel and Director   Compliance Officer
733 Third Avenue
New York, NY 10017-3204
-----------------------------------------------------------------------------------------
Debbie Potash-Turner          Chief Financial Officer        None
The SunAmerica Center         and Controller
733 Third Avenue
New York, NY 10017-3204
-----------------------------------------------------------------------------------------

(c)       Inapplicable.

Item 28.  Location and Accounts and Records.

          SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972.

          AIGGIC is located at 175 Water Street, New York, NY 10038.


Item 29.  Management Services.

          Inapplicable.

Item 30.  Undertakings.

          Inapplicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registration Statement has duly caused the Post-Effective Amendment No. 29 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 13th day of August, 2001.




                                         SUNAMERICA EQUITY FUNDS

                                         By:          *
                                            -----------------------------

                                              Peter A. Harbeck
                                              President and Director

     Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:



        Signatures                                        Title                                                       Date
        ----------                                        -----                                                       ----

              *
---------------------------------    President and Trustee (Principal Executive Officer)
Peter A. Harbeck

              *
------------------------------       Treasurer  (Principal Financial and Accounting Officer)
Peter C. Sutton

              *
------------------------------       Trustee
S. James Coppersmith

              *
------------------------------       Trustee
Samuel M. Eisenstat

              *
------------------------------       Trustee
Stephen J. Gutman

              *
------------------------------       Trustee
Sebastiano Sterpa

 /s/ Peter E. Pisapia                                                                                            August 13, 2001
------------------------------
Peter E. Pisapia, Attorney-in-Fact